JEFFERSON PILOT VARIABLE FUND, INC.

One Granite Place
Concord, New Hampshire 03301

January 24, 2007

Dear Policy Owner:

As an Owner of a variable annuity or variable life insurance policy (the "Policy") issued by Jefferson Pilot Financial Insurance Company, Jefferson Pilot LifeAmerica Insurance Company, or Jefferson-Pilot Life Insurance Company (each an "Insurance Company"), you have the right to instruct the Insurance Company how to vote certain shares of the Money Market Portfolio (the "JPVF Money Market") of Jefferson Pilot Variable Fund, Inc. ("JPVF") at a Special Meeting of Shareholders of JPVF to be held on March 15, 2007. Although you are not directly a shareholder of JPVF Money Market, some or all of your Policy value is allocated, as provided by your Policy, to subaccounts of separate accounts of the Insurance Company ("Your Subaccount") which purchase shares issued by JPVF Money Market. Accordingly, you have the right under your Policy to instruct the Insurance Company how to vote the shares that are attributable to your Policy at the Special Meeting. Before the Special Meeting, I would like your vote on the important proposals described in the accompanying Prospectus/Proxy Statement.

The Prospectus/Proxy Statement describes the proposed reorganization of JPVF Money Market. All of the assets of JPVF Money Market would be acquired by the Money Market Fund (Standard Class) of Lincoln Variable Insurance Products Trust ("LVIP Money Market"), in exchange for shares of the LVIP Money Market and the assumption by LVIP Money Market of the liabilities of JPVF Money Market. The investment objective of the JPVF Money Market is substantially similar to, and the investment strategies of JPVF Money Market are similar to, those of LVIP Money Market.

Your Subaccount will receive Standard Class shares of LVIP Money Market having an aggregate net asset value equal to the aggregate net asset value of the JPVF Money Market shares. Details about LVIPT's investment objective, performance, and management team are contained in the attached Prospectus/Proxy Statement. For federal income tax purposes, the transaction is expected to be a non-taxable event for shareholders and Owners.

The Board of Directors has approved the proposal and recommends that you instruct the Insurance Company to vote FOR the proposal.

I realize that this Prospectus/Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposal. If you attend the meeting, you may give your voting instructions in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed voting instructions form in the enclosed postage-paid envelope. You may also transmit your voting instructions through the Internet. Instructions on how to complete the voting instructions form or vote through the Internet are included immediately after the Notice of Special Meeting.

If you have any questions about the voting instructions form please call JPVF Money Market at 1-800-258-3648. If we do not receive your completed voting instructions form within several weeks, you may be contacted by MIS, our proxy solicitor, who will remind you to pass on your voting instructions.

Thank you for taking this matter seriously and participating in this important process.

Sincerely,

/s/ David K. Booth

David K. Booth
President

JEFFERSON PILOT VARIABLE FUND, INC.
MONEY MARKET PORTFOLIO

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

January 24, 2007

Dear Policy Owner:

We are writing to notify you of a special meeting of shareholders of the Money Market Portfolio of Jefferson Pilot Variable Fund, Inc. ("JPVF Money Market"), a portfolio of Jefferson Pilot Variable Fund, Inc. ("JPVF"). The meeting will be held on Thursday, March 15, 2007, at 10:00 a.m. local time, at the office of JPVF at One Granite Place, Concord, New Hampshire 03301. The attached Proxy Statement/Prospectus describes in detail the proposed agenda item for the meeting.

You are entitled to provide us with instructions for voting shares of the JPVF Money Market that Jefferson Pilot Financial Insurance Company, Jefferson Pilot LifeAmerica Insurance Company, and Jefferson-Pilot Life Insurance Company holds attributable to your variable annuity contract or variable life insurance policy (your "Policy"). You should read the enclosed Proxy Statement/Prospectus carefully and submit your voting instructions.

The following proposals will be considered and acted upon at the meeting:

Proposal 1:  To approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") providing for the acquisition of all of the assets of the JPVF Money Market by LVIP Money Market Fund (Standard Class), a series of Lincoln Variable Insurance Products Trust ("LVIP Money Market"), in exchange for shares of LVIP Money Market and the assumption by LVIP Money Market of the liabilities of JPVF Money Market. The Reorganization Agreement also provides for distribution of the shares of the LVIP Money Market to shareholders of JPVF Money Market in liquidation and subsequent termination of JPVF Money Market.

Proposal 2:  To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

We realize that you may not be able to attend the meeting to provide voting instructions in person. However, we do need your instructions. You can provide voting instructions by mail, as explained in the enclosed Proxy Statement/Prospectus. If you decide later to attend the meeting, you may revoke your proxy and provide voting instructions in person. The number of shares of JPVF Money Market attributable to your Policy will be voted in accordance with your instructions.

If you have any questions about the meeting, please feel free to call (800) 258-3648.

By Order of the Board of Directors of Jefferson Pilot Variable Fund, Inc.

/s/ Craig D. Moreshead

Craig D. Moreshead
Secretary

ACQUISITION OF ASSETS AND LIABILITIES OF
JEFFERSON PILOT VARIABLE FUND, INC.

MONEY MARKET PORTFOLIO

One Granite Place
Concord, New Hampshire 03301
(603) 226-5000

BY AND IN EXCHANGE FOR SHARES OF
LVIP MONEY MARKET FUND

a series of
LINCOLN VARIABLE INSURANCE PRODUCTS TRUST
1300 South Clinton Street
Fort Wayne, Indiana 46801
(260) 455-2000

PROSPECTUS/PROXY STATEMENT

DATED January 24, 2007

Special Meeting of
Shareholders to be held
on March 15, 2007

This Prospectus/Proxy Statement is being furnished in connection with the proposed Agreement and Plan of Reorganization (the "Plan") which will be submitted to shareholders of the Money Market Portfolio ("JPVF Money Market") of Jefferson Pilot Variable Fund, Inc. ("JPVF") for consideration at a Special Meeting of Shareholders to be held on March 15, 2007 at 10:00 a.m. Eastern time at the offices of Jefferson Pilot Variable Fund, Inc. at One Granite Place, Concord, New Hampshire 03301 and any adjournments thereof (the "Meeting").

GENERAL

Subject to the approval of JPVF Money Market's shareholders, the Board of Directors of JPVF has approved the proposed reorganization of JPVF Money Market into LVIP Money Market Fund ("LVIP Money Market"), a series of Lincoln Variable Insurance Products Trust ("LVIP"). JPVF Money Market and LVIP Money Market are sometimes referred to in this Prospectus/Proxy Statement individually as a "Portfolio" and collectively as the "Portfolios."

Jefferson Pilot Financial Insurance Company, Jefferson Pilot LifeAmerica Insurance Company, and Jefferson-Pilot Life Insurance Company (individually an "Insurance Company" and collectively the "Insurance Companies"), affiliates of

Lincoln National Corporation ("Lincoln National"), are the record owners of JPVF Money Market's shares and at the Meeting will vote the shares of JPVF Money Market held in their separate accounts.

As an owner of a variable life insurance or annuity contract (a "Policy" or "Contract") issued by an Insurance Company, you have the right to instruct the Insurance Company how to vote the shares of JPVF Money Market that are attributable to your Policy at the Meeting. Although you are not directly a shareholder of JPVF Money Market, some or all of your Policy value is allocated, as provided by your Policy, to subaccounts of separate accounts of the Insurance Company ("Your Subaccount") which purchase shares issued by JPVF Money Market. Accordingly, you have the right under your Policy to instruct the Insurance Company how to vote JPVF Money Market's shares that are attributable to your Policy at the Special Meeting.

For simplicity, in this Prospectus/Proxy Statement:

•  "Record Holder" of JPVF Money Market refers to each Insurance Company which holds JPVF Money Market's shares of record unless indicated otherwise in this Prospectus/Proxy Statement;

•  "shares" refers generally to the shares of JPVF Money Market attributable to Your Subaccount; and

•  "shareholder" or "Policy Owner" refers to you.

In the reorganization, all of the assets of JPVF Money Market will be acquired by LVIP Money Market in exchange for Standard Class shares of LVIP Money Market and the assumption by LVIP Money Market of the liabilities of JPVF Money Market (the "Reorganization"). If the Reorganization is approved, Standard Class shares of LVIP Money Market will be distributed to each Record Holder in liquidation of JPVF Money Market, and JPVF Money Market will be terminated. You will then hold that number of full and fractional shares of LVIP Money Market which have an aggregate net asset value equal to the aggregate net asset value of your shares of JPVF Money Market.

JPVF Money Market is a separate diversified series of JPVF, a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). LVIP Money Market, a series of LVIPT, a Delaware business trust, is also an open-end management investment company registered under the 1940 Act.

This Prospectus/Proxy Statement dated January 24, 2007, explains concisely the information about LVIP Money Market that you should know before voting on the Reorganization. Please read it carefully and keep it for future reference. Additional information concerning each Portfolio and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission ("SEC"):

Information about JPVF Money Market:	How to Obtain this Information:
Prospectus of JPVF Money Market, dated May 1, 2006	Copies are available upon request and without charge if you:

Statement of Additional Information of JPVF Money Market, dated May 1, 2006.	Write to JPVF Money Market at the address listed on the cover page of this Prospectus/Proxy Statement; or

Annual Report of JPVF Money Market for the fiscal year ended December 31, 2005	Call 1-800-258-3648 toll-free (ext. 7719).

Semi-Annual Report of JPVF Money Market for the six-month period ended June 30, 2006

Information about LVIP Money Market:	How to Obtain this Information:
Prospectus of LVIP Money Market (Standard Class), dated May 1, 2006	A copy is available upon request and without charge if you:

Statement of Additional Information of LVIP Money Market, dated May 1, 2007	Write to LVIP Money Market at P.O. Box 2340 Fort Wayne, Indiana 46801; or

Annual Report of LVIP Money Market for the fiscal year ended December 31, 2005	Call 1-800-4LINCOLN (454-6265) toll-free.

Semi-Annual Report of LVIP Money Market for the six-month period ended June 30, 2006

You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following E-mail address: publicinfo@sec.gov, or from the Public Reference Room, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.

Information relating to JPVF Money Market contained in the Prospectus dated May 1, 2006 (SEC File No. 811-04161) is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.) Information relating to LVIP Money Market contained in the Prospectus of LVIPT Money Market (Standard Class) dated May 1, 2006 (SEC File No. 811-08090) also is incorporated by reference in this document. The

Statement of Additional Information dated January 24, 2007 relating to this Prospectus/Proxy Statement and the Reorganization, which includes the financial statements of JPVF Money Market for the fiscal year ended December 31, 2005 and the six-month period ended June 30, 2006, financial statements of LVIP Money Market for the fiscal year ended December 31, 2005 and the six-month period ended June 30, 2006 and the pro forma financial statements of LVIP Money Market for the twelve month period ended June 30, 2006, is incorporated by reference in its entirety in this document.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

An Investment in LVIP Money Market Through a Policy:

•  is not a deposit of, or guaranteed by, any bank

•  is not insured by the FDIC, the Federal Reserve Board or any other government agency

•  is not endorsed by any bank or government agency

•  involves investment risk, including possible loss of the purchase payment of your original investment

LVIP Money Market attempts to maintain a stable net asset value of $10 per share, although there is no assurance that it will be successful in doing so.

TABLE OF CONTENTS
SUMMARY	7

Why is the Reorganization being proposed	7

What are the key features of the Reorganization?	7

After the Reorganization, what shares of LVIP Money Market will be allocated to the Money Market subaccount of my policy?	8

How will the Reorganization affect me?	9

How do the investment objectives and principal investment strategies compare?	9

How do the Risk Factors compare?	10

How do the fees and expenses compare?	10

How do the performance records compare?	12

Who will be the investment adviser after the Reorganization?	14

What will the management and advisory fees be after the Reorganization?	15

How do the Directors recommend that I vote?	16

INFORMATION ABOUT THE REORGANIZATION	18

Reasons for the Reorganization	18

Agreement and Plan of Reorganization	18

Federal Income Tax Consequences	20

Pro Forma Capitalization	22

Distribution of Shares	23

Rule 12b-1 Plan	24

Purchase and Redemption Procedures	25

Determination of Net Asset Value	25

Exchange Privileges	26

Dividend Policy	26

MORE INFORMATION ABOUT THE FUNDS	27

Management of the Funds	27

Manager of Managers	27

Market Timing	27

Portfolio Holdings Disclosure	29

Distributions and Federal Income Tax Disclosure	29

Certain Management Considerations	29

COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS	30

Form of Organization	30

Capitalization	30

Shareholder Liability	31

Shareholder Meetings and Voting Rights	31

Liquidation	32

Liability and Indemnification of Trustees/Directors	32

VOTING INFORMATION CONCERNING THE MEETING	33

Share Ownership	36

FINANCIAL STATEMENTS AND EXPERTS	37

LEGAL MATTERS	37

ADDITIONAL INFORMATION	37

SUMMARY

THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND
CONSEQUENCES OF THE REORGANIZATION. IT MAY NOT CONTAIN
ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU.
TO UNDERSTAND THE REORGANIZATION, YOU SHOULD READ
THIS ENTIRE PROSPECTUS/PROXYSTATEMENT AND THE EXHIBITS.

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectuses and Statements of Additional Information relating to JPVF Money Market and LVIP Money Market and the form of the Agreement and Plan of Reorganization (the "Plan"), which is attached to this Prospectus/Proxy Statement as Exhibit A.

Why is the Reorganization being proposed?

The Reorganization is part of a restructuring designed to eliminate the offering of overlapping funds in the Lincoln Financial Group (which is the marketing name of Lincoln National Corporation and its afflilates) families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts issued by affiliates of Lincoln Financial Group. As of April 3, 2006, Jefferson–Pilot Corporation (the parent company of the Insurance Companies) and Lincoln National Corporation combined their operations, and as a result Jefferson-Pilot Corporation was merged into and with Lincoln JP Holdings, L.P., a wholly-owned subsidiary of Lincoln National Corporation. As a result, the Insurance Companies became indirect wholly-owned subsidiaries of Lincoln National Corporation.

What are the key features of the Reorganization?

The Plan sets forth the key features of the Reorganization. Subject to approval of JPVF Money Market's shareholders, the Board of Directors of JPVF has approved the proposed reorganization of JPVF Money Market into the LVIP Money Market. The Reorganization will result in the liquidation and subsequent termination of JPVF Money Market. For a complete description of the Reorganization, see Exhibit A.

The Plan generally provides for the following:

•  the transfer in-kind of all of the assets of JPVF Money Market to LVIP Money Market in exchange for Standard Class shares of LVIP Money Market;

•  the assumption by LVIP Money Market of all of the liabilities of JPVF Money Market;

•  the liquidation of JPVF Money Market by distribution of Standard Class shares of LVIP Money Market to JPVF Money Market's Record Holders; and

•  the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

If the Reorganization is approved, all of the assets of JPVF Money Market will be acquired by LVIP Money Market. Shares of LVIP Money Market will be distributed to each Record Holder in liquidation of the JPVF Money Market, and JPVF Money Market will be terminated. Your Subaccount will then hold that number of full and fractional shares of LVIP Money Market which have an aggregate net asset value equal to the aggregate net asset value of the JPVF Money Market previously held by Your Subaccount.

The Plan also provides that certain costs of the Reorganization, including the costs of printing and distributing these proxy materials, will be paid by The Lincoln National Life Insurance Company. To the extent that portfolio securities will be sold by the portfolio manager of the combined portfolio as a result of the Reorganization, the transaction costs of selling such securities immediately after the Reorganization will be allocated between the investment adviser and LVIP Money Market based upon a methodology approved by the Board of Trustees. The costs of reinvestment of the proceeds of securities sales resulting from the Reorganization will be borne by the combined portfolio.

The Reorganization is being structured so that no gain or loss will be recognized by JPVF Money Market or its shareholders as a result of the Reorganization. The Reorganization is expected to be completed after the close of business on April 27, 2007 (the "Closing Date").

After the Reorganization, what shares of LVIP Money Market will be allocated to the Money Market subaccount of my policy?

If shares of JPVF Money Market are allocated to the money market subaccount of your Policy, shares of Standard Class of LVIP Money Market will be allocated to that subaccount upon the effective date of the Reorganization.

The new shares will have the same total value as the shares of JPVF Money Market, as of the close of business on the day immediately prior to the Reorganization.

How will the Reorganization affect me?

It is anticipated that the Reorganization will affect you as follows. While certain benefits are anticipated, no assurance can be given that the Reorganization will result in any such benefits.

•  Costs: As of December 31, 2005, JPVF Money Market's total operating expenses was 0.56%, while the operating expenses of the LVIP Money Market (Standard Class) on a restated basis was 0.54%. On a pro forma basis after the Reorganization, LVIP Money Market's (Standard Class shares) total operating expenses are expected to be 0.52%, which are less than those of JPVF Money Market. Certain transaction costs relating to the purchase and sale of securities will be paid by LVIP Money Market as provided in the Plan of Reorganization.

•  Operating Efficiencies: Upon the Reorganization, operating efficiencies may be achieved by LVIP Money Market because it will have a greater level of assets. As of June 30, 2006, JPVF Money Market's total net assets were approximately $83.7 million, and LVIP Money Market's total net assets were approximately $468.3 million.

The Reorganization will not affect your Policy rights. The value of your Policy will remain the same immediately following the Reorganization. After the Reorganization your Policy values will depend on the performance of LVIP Money Market rather than that of JPVF Money Market. LVIP Money Market will declare daily and pay dividends from net investment income monthly and will distribute net realized capital gains, if any, to the Insurance Company separate accounts (not to you) once a year. Like JPVF Money Market, these dividends and distributions will continue to be reinvested by your Insurance Company in additional Standard Class shares of LVIP Money Market.

The Reorganization will not affect your right to purchase and redeem Policy cash values in Your Subaccount, to change among the Insurance Company's separate account options, to annuitize, and to receive distributions as permitted by your Policy. After the Reorganization, you will be able under your current Policy to allocate your Policy cash values to Your Subaccount and the Insurance Companies will use such cash values to purchase additional Standard Class shares of LVIP Money Market. For more information, see "Purchase and Redemption Procedures", "Exchange Privileges", and "Dividend Policy" below.

How do the investment objectives and principal investment strategies compare?

The investment objective of JPVF Money Market is substantially similar to, and the investment strategies of JPVF Money Market are similar to, those of LVIP Money Market. The investment objective of each is fundamental, which means that it may not be changed by vote of the Directors of JPVF or Trustees of LVIPT, as the case may be, without shareholder approval.

The investment objective of JPVF Money Market is to seek as high a level of current income as is consistent with preservation of capital and liquidity.

The investment objective of LVIP Money Market is to maximize current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment preservation of capital). JPVF Money Market does not seek to maintain a stable net asset value.

How do the Risk Factors compare?

The risk factors of JPVF Money Market and LVIP Money Market are similar due to the substantially similar investment objectives and similar investment strategies. The risks of LVIP Money Market are described in greater detail in its Prospectus.

The primary risks of each fund include interest-rate risk, credit risk and foreign investment risk. The value of investments in debt securities may decline when prevailing interest rates rise or increase when interest rates go down. In addition, the value of investments in debt securities may be adversely affected if an issuer fails to pay principal and interest on the obligations on a timely basis. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as other factors.

For more information about the risks associated with an investment in LVIP Money Market, please see LVIP Money Market's Prospectus.

How do the fees and expenses of JPVF Money Market and LVIP Money Market compare?

JPVF Money Market offers one class of shares. LVIP Money Market offers two classes of shares: Standard Class and Service Class. The Reorganization proposes that JPVF Money Market shares will be exchanged for LVIP Money Market Standard Class shares. You will not pay any initial or deferred sales charge in connection with the Reorganization.

The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of JPVF Money Market and LVIP Money Market. The table entitled "LVIP Money Market (Pro Forma)" shows you what fees and expenses are estimated to be assuming the Reorganization takes place.

The amounts for the shares of JPVF Money Market and LVIP Money Market set forth in the following tables and in the examples are based on the expenses for JPVF Money Market and LVIP Money Market for the year ended December 31, 2005. The amounts for JPVF Money Market have been restated to reflect reductions in the investment advisory fees which became effective May 1, 2006. The amounts for LVIP

Money Market (Standard Class) have been restated to reflect a change in LVIPT's expense allocation methodology. The amounts for Standard Class shares of LVIP Money Market (Pro Forma) set forth in the following table and in the examples are based on what the estimated expenses of LVIP Money Market would have been for the year ended December 31, 2005 had the Reorganization taken place as of January 1, 2005.

The shares of JPVF Money Market and LVIP Money Market are not charged any initial or deferred sales charge, or any other transaction fees. THESE TABLES DO NOT REFLECT ANY FEES, EXPENSES, AND WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH JPVF MONEY MARKET AND LVIP MONEY MARKET SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

For the Year Ended 12/31/2005

	JPVF Money Market	LVIP Money Market (Standard Class)	LVIP Money Market Pro Forma (Standard Class)
Management Fees	0.49%*	0.44%	0.43%
Distribution and 12b-1 Fees	None	None
Other Expenses	0.07%	0.10%	0.09%
Total Annual Portfolio Operating Expenses	0.56%	0.54%	0.52%

* Effective May 1, 2006, the investment advisory fee for the JPVF Money Market Portfolio was reduced from .50% for the first $50 million of JPVF Money Market's average daily net assets, 0.45% of the next $50 million, 0.40% of the next $150 million, and 0.30% for amounts over $250 million to 0.40% for the first $100 million of JPVF Money Market's average daily net assets, 0.35% for the next $150 million, and 0.30% for amounts over $250 million.

The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in JPVF Money Market versus LVIP Money Market and LVIP Money Market (Pro Forma), assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same. THE EXAMPLES ARE FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

THE EXAMPLES DO NOT REFLECT ANY FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE JPVF

MONEY MARKET AND THE LVIP MONEY MARKET SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

Examples of Portfolio Expenses

  JPVF Money Market

For the periods ended December 31, 2005
One Year	Three Years	Five Years	Ten Years
$57	$179	$313	$701

  LVIP Money Market

For the periods ended December 31, 2005
One Year	Three Years	Five Years	Ten Years
$55	$173	$302	$677

  LVIP Money Market (Pro Forma)

For the periods ended December 31, 2005
One Year	Three Years	Five Years	Ten Years
$53	$167	$291	$653

How do performance records compare?

The following charts show how the Standard Class shares of LVIP Money Market and the shares of JPVF Money Market have performed in the past. PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

PAST PERFORMANCE DOES NOT REFLECT ANY FEES, EXPENSES, OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

Year-by-Year Total Return (%)

The charts below show the percentage gain or loss for the shares of JPVF Money Market and Standard Class shares of LVIP Money Market for the last ten calendar years.

These charts should give you a general idea of the risks of investing in each Portfolio by showing how the Portfolio's return has varied from year-to-year. These charts include the effects of Portfolio expenses. Total return amounts are based on the last ten years for JPVF Money Market and LVIP Money Market, which periods may have occurred before your Policy began; accordingly, your investment results may differ. Each Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

JPVF Money Market

Annual Total Returns

High Quarter: 4th - 2000 +1.52%  Low Quarter: 2nd - 2004 +0.10%

LVIP Money Market (Standard Class)

Annual Total Returns

High Quarter: 4th - 2000 +1.76%  Low Quarter: 2nd - 2004 +0.14%

For a detailed discussion of the manner of calculating total return, please see each Portfolio's Statement of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.

Important information about LVIP Money Market is also contained in management's discussion of LVIP Money Market's performance which appears in the most recent Semi-Annual Report of the LVIPT relating to LVIP Money Market.

Who will be the investment adviser after the Reorganization?

JPVF Money Market Adviser

Jefferson Pilot Investment Advisory Corporation (JPIAC) is the investment adviser for JVPF Money Market. It has contracted with the Subadviser, Massachusetts Financial Services Company ("MFS") to make the day-to-day investment decisions for JPVF Money Market. It is responsible for overseeing the Fund's subadvisers, including the Subadviser, and for making recommendations to JPVF's Board of Directors relating to hiring and replacing JPVF's subadvisers.

Facts about the Adviser:

•  Jefferson Pilot Investment Advisory Corporation is an affiliate of the Jefferson Pilot Insurance Companies and of Lincoln National.

•  It manages a family of investment portfolios sold primarily to separate accounts of Jefferson Pilot Insurance Companies and its affiliates to fund variable life insurance contracts and variable annuity contracts, with assets of approximately $1.2 billion as of June 30, 2006.

Jefferson Pilot Investment Advisory Corporation is located at One Granite Place, Concord, New Hampshire 03301

Subadviser

Massachusetts Financial Services Company ("MFS") (the "Subadviser") is the subadviser to JPVF Money Market. Pursuant to a Subadvisory Agreement, the Subadviser continuously furnishes an investment program for the Portfolio, makes day-to-day investment decisions on behalf of the Portfolio, and arranges for the execution of Portfolio transactions.

Facts about the Subadviser:

•  The Subadviser is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States.

•  The Subadviser, a wholly-owned subsidiary of Sun Life Assurance Company of Canada, had approximately $162.5 billion in assets under management as of December 31, 2005.

•  The Subadviser is located at 500 Boylston Street, Boston, Massachusetts 02116.

LVIP Money Market Adviser – Change in LVIP Money Market Adviser after the Reorganization

Delaware Management Company (DMC) currently serves as the investment adviser for LVIP Money Market. As adviser, DMC makes the day-to-day investment decisions for LVIP Money Market.

It is anticipated that the shareholders of LVIPT will approve the recommendation of the Trustees of LVIPT to enter into an investment advisory agreement with Jefferson Pilot Investment Advisory Corporation, effective on the date of Reorganization, to provide services similar to those provided to JPVF Money Market and that Jefferson Pilot Investment Advisory Corporation will enter into a subadvisory agreement with DMC pursuant to which DMC will continuously furnish an investment program for the LVIP Money Market, making day-to-day investment decisions on behalf of the LVIP Money Market, and arranges for the execution of portfolio transactions. It is expected that the same DMC personnel will be providing such services as now provide them for the LVIP Money Market.

Facts about the Current Adviser and Proposed Subadviser:

•  DMC is an affiliate of Lincoln National and the Jefferson Pilot Insurance Companies.

•  DMC traces its origin to an investment counseling firm founded in 1929 and, through its history, has provided investment advice to mutual funds for over sixty years. DMC provides investment management services to the funds within the Delaware Investments Family of Funds, as well as other registered investment companies, either directly or as a sub-adviser. It also provides investment advisory services to institutional clients, such as pension funds, corporations, endowments and foundations, managed accounts, structured vehicles, such as collateralized debt obligations, and insurance-related assets of its parent company, Lincoln National.

•  DMC is located at 2005 Market Street, Philadelphia, Pennsylvania 19103.

What will the management and advisory fees be after the Reorganization?

JPVF Money Market Management Fees

JPVF Money Market pays the Jefferson Pilot Investment Advisory Corporation a monthly investment advisory fee at the annual rate of 0.40% for the first $100 million of the Portfolio's average daily net assets, 0.35% for the next $150 million, and 0.30% for amounts over $250 million.

JPVF Money Market Subadvisory Fees

Under the terms of the Subadvisory Agreement, the Subadviser is paid by Jefferson Pilot Investment Advisory Corporation for providing advisory services to JPVF Money Market. JPVF Money Market does not pay a fee to the Subadviser.

LVIP Money Market Management Fees

LVIP Money Market pays the Adviser a monthly investment advisory fee at the annual rate of 0.48% for the first $200 million of LVIP Money Market's average daily net assets, 0.40% for the next $200 million, and 0.30% for amounts over $400 million.

LVIP Money Market Proposed Subadvisory Fees

After the Reorganization, LVIP Money Market's investment adviser, Jefferson Pilot Investment Advisory Corporation, will pay DMC subadvisory fees. LVIP Money Market will not pay subadvisory fees to DMC.

How do the Directors recommend that I vote?

At an in-person meeting held on November 6, 2006, all of the Directors of JPVF, including the Directors who are not "interested persons" (the "Disinterested Directors"), as such term is defined in the 1940 Act, considered and approved the Reorganization with respect to JPVF Money Market; they determined that the Reorganization was in the best interests of shareholders of JPVF Money Market; and they found that the interests of existing shareholders of JPVF Money Market will not be diluted as a result of the transactions contemplated by the Reorganization.

Before approving the Plan, the Directors evaluated extensive information provided by the management of JPVF with respect to JPVF Money Market and reviewed various factors about JPVF, JPVF Money Market, and the proposed Reorganization. During their review of the proposed Reorganization, the Disinterested Directors consulted with their Independent Counsel regarding the legal considerations involved in the Reorganization.

In approving the Reorganization, including the merger of JPVF Money Market into the LVIP Money Market, the Board considered the following factors:

•  LVIP Money Market provides a similar investment objective as JPVF Money Market, at a reduced total expense;

•  the relative asset sizes of JPVF Money Market ($83.7 million at June 30, 2006) and LVIP Money Market ($468.3 million at June 30, 2006) and the operation efficiencies that may result from participating in a larger portfolio;

•  the terms and conditions of the Reorganization;

•  the fact that the Reorganization will not result in a dilution of shareholders' interests;

•  the effect of the Reorganization on the Policy owners and the value of their Policies;

•  the fact that The Lincoln National Life Insurance Company will bear the proxy-related expenses of the Reorganization, and that certain transaction costs related to the sale of securities due to the merger will be allocated between JPIAC and LVIP Money Market based on a methodology approved by the Board, and the costs of reinvestment of the proceeds of the sales of such portfolio securities will be borne by the merged portfolio;

•  the fact that LVIP Money Market will assume all of the liabilities of JPVF Money Market;

•  the fact that the Reorganization is expected to be a tax free transaction for federal income tax purposes; and

•  the alternatives available to shareholders of JPVF Money Market, including the ability to redeem their shares (and Policy owners to request reallocation of their Policy values).

After consideration of the factors noted above, together with other factors and information considered to be relevant, the Directors of JPVF concluded that the Reorganization would be in the best interests of the JPVF Money Market and its shareholders. Consequently they approved the Plan and directed that the Plan be submitted to shareholders of JPVF Money Market for approval.

THE DIRECTORS RECOMMEND THAT YOU VOTE FOR THE PROPOSED REORGANIZATION.

The Trustees of LVIPT, including those Trustees who are not "interested persons" of LVIPT (the "Independent Trustees"), have also approved the Plan on behalf of LVIP Money Market.

Required Vote

The proposal will be adopted with respect to JPVF Money Market if it is approved by the vote of a majority of outstanding shares of that Portfolio, as defined in the 1940 Act, which is the lesser of (a) a vote of 67% or more of the Portfolio shares whose holders are present or represented by proxy at the meeting if the holders of more than 50% of all outstanding JPVF Money Market shares are present in person or represented by proxy at the meeting, or (b) a vote of more than 50% of all outstanding Portfolio shares.

If Proposal No. 1 is approved by shareholders of JPVF Money Market, it will be implemented on or about May 1, 2007.

If Proposal No. 1 is not approved by shareholders of JPVF Money Market, it will not be implemented for JPVF Money Market. In that case, the Board will consider what if any course of action should be taken. While the Board has made no determination regarding this contingency, it is possible that the Board would determine to re-solicit the shareholders of JPVF Money Market for approval of this Proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF PROPOSAL 1

INFORMATION ABOUT THE REORGANIZATION

What are the reasons for the Reorganization?

The Reorganization is part of an overall plan to reduce the number of portfolios with overlapping investment objectives and policies in the families of funds which serve as funding vehicles for insurance contracts issued by the Insurance Companies and their affiliates. Reduction in the number of such portfolios is an attempt to improve the operating efficiencies of the Fund's remaining portfolios.

Agreement and Plan of Reorganization

The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Proxy Statement).

The Plan generally provides that:

•  all of the assets of JPVF Money Market will be acquired by LVIP Money Market in exchange for Standard Class shares of LVIP Money Market;

•  the assumption by LVIP Money Market of all of the liabilities of JPVF Money Market;

•  the liquidation of JPVF Money Market by distribution of shares of LVIP Money Market to the record holders of JPVF Money Market; and

•  the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

At or prior to the Closing Date, JPVF Money Market will declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to JPVF Money Market's Record Holders all of JPVF Money Market's investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the JPVF Money Market's net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

The number of full and fractional Standard Class shares of LVIP Money Market to be received by the Record Holders of JPVF Money Market will be determined by multiplying the outstanding shares of JPVF Money Market by a factor which shall be computed by dividing the net asset value per share of the shares of JPVF Money Market by the net asset value per share of the Standard Class shares of LVIP Money Market. These computations will take place as of the Valuation Time. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

Citibank, N.A., the custodian for JPVF Money Market, will compute the value of JPVF Money Market's portfolio of securities, and Mellon Bank, N.A., custodian for LVIP Money Market, will compute the value of LVIP Money Market's portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of JPVF Money Market and LVIP Money Market, respectively, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC's Division of Investment Management.

As soon after the Closing Date as conveniently practicable, JPVF Money Market will exchange its assets for shares of LVIP Money Market and assumption of the liabilities of JPVF Money Market, and JPVF Money Market will distribute pro rata to the Record Holders as of the close of business on the Closing Date the full and fractional shares of LVIP Money Market received by JPVF Money Market. The distribution will be accomplished by the establishment of accounts in the names of JPVF Money Market's Record Holders on LVIP Money Market's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of LVIP Money Market due to JPVF Money Market's Record Holders. All issued and outstanding shares of JPVF Money Market will be canceled. The shares of LVIP Money Market to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, JPVF Money Market will be terminated.

The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval, as applicable, by JPVF Money Market's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel. Notwithstanding approval of JPVF Money Market's shareholders, the Plan may be terminated (a) by the mutual agreement of JPVF Money Market and LVIP Money Market; or (b) at or prior to the Closing Date by either party (1) because of a breach by the other party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date, or (2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

The Plan also provides that certain costs of the Reorganization, including the costs of printing and distributing the proxy materials, will be paid by The Lincoln National Life Insurance Company. If the Reorganization is consummated, and if portfolio securities will be sold by the portfolio manager of LVIP Money Market immediately after the Reorganization, LVIP Money Market will bear the transaction costs of selling such portfolio securities up to the actual benefit of a reduced expense ratio in the first year. To the extent that such transaction costs exceed the amount that shareholders save in the first year from the reduction in the expense ratio, Lincoln Life will pay the excess transaction costs. The costs of reinvestment of the proceeds of the sales of such portfolio securities will be borne by the merged portfolio.

If JPVF Money Market's shareholders do not approve the Reorganization, the Directors will consider other possible courses of action in the best interests of shareholders.

Federal Income Tax Consequences

What Will Be The Primary Federal Tax Consequences Of The Reorganization?

Prior to or at the completion of the Reorganization, JPVF Money Market and LVIP Money Market will have received an opinion of counsel, who may be counsel to Lincoln National and the Jefferson Pilot Insurance Companies, that the Reorganization has been structured so that no gain or loss will be recognized by JPVF Money Market or its Record Holders for federal income tax purposes as a result of receiving shares of LVIP Money Market in connection with the Reorganization. The holding period and aggregate tax basis of the shares of LVIP Money Market that are received by the Record Holders of JPVF Money Market will be the same as the holding period and aggregate tax basis of the shares of JPVF Money Market previously held by such Record Holders, provided that such shares of JPVF Money Market are held as capital assets. In addition, the holding period and tax basis of the assets of JPVF Money Market in the hands of LVIP Money Market as a result of the Reorganization will be the same as in the hands of JPVF Money Market immediately prior to the Reorganization, and no gain or loss will be recognized by LVIP Money Market upon the receipt of the assets of JPVF Money Market in exchange for shares of LVIP Money Market and the assumption by LVIP Money Market of JPVF Money Market's liabilities. Assuming each shareholder's Contract is treated as a variable annuity or variable life insurance policy for federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganization.

For the purposes of this Federal Income Tax Consequences section, "Record Holder" refers to the separate accounts through which the Insurance Companies own shares of JPVF Money Market. The Reorganization is intended to qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Assuming each shareholder's Contract is treated as a variable life insurance policy or a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganization. As a condition to the closing of the Reorganization, JPVF Money Market and LVIP Money Market will receive an opinion of counsel, which may be counsel to Lincoln National and the Jefferson Pilot Insurance Companies, to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by JPVF Money Market and LVIP Money Market, for federal income tax purposes, upon consummation of the Reorganization:

1)  The transfer of all of the assets of JPVF Money Market solely in exchange for shares of LVIP Money Market and the assumption by LVIP Money Market of the liabilities of JPVF Money Market followed by the distribution of LVIP Money Market's shares to the Record Holders of JPVF Money Market in dissolution and liquidation of JPVF Money Market, will constitute a "reorganization" within the meaning of section 368(a) of the Code, and JPVF Money Market and LVIP Money Market will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

2)  No gain or loss will be recognized by LVIP Money Market upon the receipt of the assets of JPVF Money Market solely in exchange for the shares of LVIP Money Market and the assumption by LVIP Money Market of the liabilities of JPVF Money Market;

3)  No gain or loss will be recognized by JPVF Money Market on the transfer of its assets to LVIP Money Market in exchange for LVIP Money Market's shares and the assumption by LVIP Money Market of the liabilities of JPVF Money Market or upon the distribution (whether actual or constructive) of LVIP Money Market's shares to JPVF Money Market's Record Holders in exchange for their shares of Money Market;

4)  No gain or loss will be recognized by JPVF Money Market's Record Holders upon the exchange of their shares of JPVF Money Market for shares of LVIP Money Market in liquidation of JPVF Money Market;

5)  The aggregate tax basis of the shares of LVIP Money Market received by each Record Holder of JPVF Money Market pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of JPVF Money Market held by such Record Holder immediately prior to the Reorganization, and the holding period of the shares of LVIP Money Market received by each Record Holder of JPVF Money Market will include the period during which the shares of JPVF Money Market exchanged therefor were held (provided that the shares of JPVF Money Market were held as a capital asset on the date of the Reorganization);

6)  The tax basis of the assets of JPVF Money Market acquired by LVIP Money Market will be the same as the tax basis of such assets to JPVF Money Market immediately prior to the Reorganization, and the holding period of such assets in the hands of LVIP Money Market will include the period during which the assets were held by JPVF Money Market; and

7)  LVIP Money Market will succeed to and take into account capital loss carryovers, if any, of JPVF Money Market described in Section 381(c) of the Code. LVIP Money Market will take any capital loss carryovers into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, each Record Holder of JPVF Money Market would recognize a taxable gain or loss equal to the difference between its tax basis in its JPVF Money Market shares and the fair market value of the shares of LVIP Money Market it received.

Pro Forma Capitalization

The following table sets forth the capitalization of JPVF Money Market and LVIP Money Market as of June 30, 2006, and the capitalization of LVIP Money Market on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value.

Lincoln VIP Money Market Fund
PRO FORMA
CAPITALIZATION
June 30, 2006
(Unaudited)

	JPVF Money Market Portfolio	Lincoln VIP Money Market Fund	Adjustments	Pro Forma Combined
Net Assets
Standard Class	$83,687,939	$352,901,245	$–	$436,589,184
Service Class	–	115,356,463	–	115,356,463
Total Net Assets	$83,687,939	$468,257,708	$–	$551,945,647
Net Asset Value Per Share
Standard Class	$10.85	$10.00	–	$10.00
Service Class	$–	$10.00	–	$10.00
Shares Outstanding
Standard Class	7,710,101	35,290,122	658,683	43,658,906
Service Class	–	11,535,645	–	11,535,645

The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of JPVF Money Market and LVIP Money Market at the time of the Reorganization.

Distribution of Shares

LVIPT mainly sells shares to the separate accounts of certain insurance companies as a funding vehicle for the Contracts offered by those insurance companies. Expenses of LVIP Money Market reflected in the calculation of (and therefore reduce) the net asset value of LVIP Money Market and are ultimately borne by Contract Owners. In addition, other fees and expenses are assessed by the insurance companies at the separate account level. LVIP Money Market currently does not, and has no plans to, offer shares to separate accounts of insurers other than those which are direct or indirect subsidiaries of Lincoln National; however, if approved by the Board of Trustees of LVIP Money Market, such shares may be offered to separate accounts of insurers which are not direct or indirect subsidiaries of Lincoln National.

The Lincoln National Life Insurance Company ("LNL") serves as the distributor for the Trust's shares. Under Distribution Agreements with the Trust, LNL serves as the general distributor of shares of each class of the Trust's series, including LVIP Money Market, which are sold at the net asset value of such class without any sales charge. The offering of LVIP Money Market's shares is continuous. Shares are offered for sale only to certain insurance company separate accounts and qualified plans. The Distribution Agreements do not obligate LNL to sell a specific number of shares.

LVIP Money Market is authorized to issue two classes of shares: Standard Class and Service Class. JPVF Money Market currently offers only one undesignated class of shares. Each Class of LVIP Money Market has a distribution agreement and bears its own distribution expenses, if any.

In the proposed Reorganization, shareholders of JPVF Money Market will receive Standard Class shares of LVIP Money Market. Standard Class shares are sold at net asset value without any initial or deferred sales charges and are not subject to distribution-related or shareholder servicing-related fees. No Rule 12b-1 plan has been adopted for the Standard Class shares of LVIP Money Market. LVIPT has adopted a Rule 12b-1 plan for Service Class which allows LVIPT to pay distribution fees of up to 0.35% from assets of Service Class series to those organizations which sell and distribute Service Class shares and provide services to Service Class shareholders and policy owners.

In connection with the Reorganization, no sales charges will be imposed. Certain sales or other charges may be imposed by the Contracts for which LVIP Money Market serves as an investment vehicle. More detailed descriptions of the Service Class shares and the distribution arrangements applicable to this Class of shares are contained in the Prospectus and Statement of Additional Information relating to LVIP Money Market.

Rule 12b-1 Plan

Pursuant to Rule 12b-1 under the 1940 Act, LVIPT has adopted a distribution and service plan (the "12b-1 Plan") for the Service Class of shares of each LVIPT Series. As previously noted, the Trust offers shares of beneficial interest to insurance company affiliates of Lincoln National (the "Lincoln Insurance Companies") for allocation to certain of their respective variable life insurance and annuity contracts. LVIPT may pay the Lincoln Insurance Companies or others, out of the assets of a Service Class, for activities primarily intended to sell Service Class shares or variable life insurance and annuity contracts offering Service Class shares. LVIPT would pay each third-party for these services pursuant to a written agreement with that third-party. LVIPT currently does not offer its shares to other than the Lincoln Insurance Companies; however, in the future it may determine to offer its shares to life insurance companies not affiliated with Lincoln National.

Payments made under the 12b-1 Plan may be used for, among other things: the printing of prospectuses and reports used for sales purposes; preparing and distributing sales literature and related expenses; advertisements; education of contract owners or dealers and their representatives; and other distribution-related expenses. Payments made under the Plan may also be used to pay the Lincoln Insurance Companies, dealers or others for, among other things: service fees as defined under NASD rules; furnishing personal services or such other enhanced services as LVIPT or a variable life insurance or annuity contract may require; or maintaining customer accounts and records.

For the noted services, the Plan authorizes each LVIPT series to pay to the Lincoln Insurance Companies or others, out of the assets of the Service Class, a monthly fee (the "12b-1 Plan Fee") not to exceed 0.35% per annum of the average daily net asset value of the Service Class shares of LVIPT, as compensation or reimbursement for services rendered and/or expenses borne. The 12b-1 Plan Fee is currently 0.25%. The 12b-1 Plan Fee may be adjusted by LVIPT's board of trustees from time to time. The 12b-1 Plan may not limit 12b-1 Plan Fees to amounts actually expended by third-parties for services rendered and/or expenses borne. A third-party, therefore, may realize a profit from 12b-1 Plan Fees in any particular year.

No "interested person" or independent trustee of LVIPT had or has a direct or indirect financial interest in the operation of the Plan or any related agreement.

The trustees of LVIPT, including a majority of the independent trustees, have determined that, in the exercise of reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the 12b-1 Plan will benefit each fund and contract owners of the Service Class of series of LVIPT. Each year, the Trustees must make this determination for the 12b-1 Plan to be continued.

If the Reorganization is approved, LVIPT shares will be made available for purchase by the Jefferson Pilot Insurance Companies and that shares of the Service Class would also be made available to the Jefferson Pilot Insurance Companies. However, if the Reorganization of JPVF Money Market into LVIP Money Market is approved, only LVIP Money Market Standard Class shares, which do not participate in the 12b-1 Plan or are subject to the 12b-1 Plan Fee, will be issued.

Purchase and Redemption Procedures

The Prospectus for your Policy describes the procedures for allocating your purchase payments or premiums to subaccounts which purchase shares of JPVF Money Market or LVIP Money Market. No fee is charged by JPVF Money Market or LVIP Money Market for the purchase or redemption of shares. The Policy Prospectus describes whether an Insurance Company charges any fees for purchasing a Policy or redeeming your interest in a Policy. JPVF Money Market and LVIP Money Market buys or sells shares at net asset value per share of the JPVF Money Market and LVIP Money Market, respectively, for orders received on a given day, and the Insurance Company uses this value to calculate the value of your interest in your Policy.

The Insurance Companies place orders for the purchase or redemption of shares of JPVF Money Market and LVIP Money Market based on, among other things, the amount of net Policy premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Policies. Orders are effected at the net asset value per share for JPVF Money Market or LVIP Money Market determined at the close of business on that same date, without the imposition of any sales commission or redemption charge. The Insurance Company uses this net asset value to calculate the value of your interest in your Policy.

Determination of Net Asset Value

The net asset value (NAV) of the shares of each Fund of the LVIP Trust is determined as of the close of regular trading on the New York Stock Exchange (presently 4:00 p.m. New York Time), on each day during which the New York Stock Exchange is open for trading. The NAV of the shares of each Portfolio of the JPVF Fund is also determined as of the close of trading on the NYSE, but may not be determined on days where both (i) the degree of trading in the Portfolio's securities would not materially affect the NAV of the Portfolio's shares, and (ii) no shares of the Portfolio were tendered for redemption or no purchase order was received.

For the JPVF Fund, an equity security is valued at the closing sale price, or if no sale took place, the bid price at the close of trading is used. For the LVIP Trust, the closing sale price is also used, however, if no sale took place, the Trust uses the average of readily available closings bid and asked prices on exchanges or over-the-counter.

The JPVF Fund and LVIP Trust both fair value securities for which market quotations are not readily available, at their fair value as determined in good faith by the Board of Directors of the Fund. When a fund uses fair value pricing, it may take into account any factors it deems appropriate. A fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With the approval of the Board, the Fund may utilize a pricing service, a bank, or a broker-dealer experienced in such matters to perform any of the above-described valuation functions.

Both the JPVF Fund and LVIP Trust value short-term debt securities having remaining maturities of 60 days or less on an amortized cost basis. This procedure values a purchased instrument at cost on the date of purchase plus assumes a constant rate of amortization of any discount or premium, regardless of any intervening change in general interest rates or the market value of the instrument.

Exchange Privileges

The Policy Prospectus indicates whether an Insurance Company charges any fees for moving your Policy values from one subaccount to another. No fees for exchanges are charged by the either JPVF Money Market or LVIP Money Market.

Dividend Policy

JPVF Money Market declares and distributes their dividends from net investment income (including any short-term capital gains) to the Insurance Company separate accounts, and not to you, the Policy Owner. JPVF Money Market normally distributes such dividends on an annual basis.

LVIP Money Market declares and distributes daily dividends from net investment income (including any short-term capital gains) to the Insurance Company separate accounts, and not to you, the Policy Owner.

All net realized long-term capital gains of JPVF Money Market and LVIP Money Market, if any, are also declared and distributed at least once a year and reinvested in additional shares of JPVF Money Market and LVIP Money Market, respectively.

Dividend distributions are in the form of additional shares of stock and, with respect to JPVF Money Market, at the request of the shareholders, these distributions can be made in cash. The result is that the investment performance, including the effect of dividends, of JPVF Money Market and LVIP Money Market is reflected in the cash value of the Policies.

Both JPVF Money Market and LVIP Money Market have qualified, and LVIP Money Market intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a regulated investment company must, among other things, distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as a regulated investment company distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders of record, it is expected that regulated investment company will not be required to pay any federal income taxes on the amounts distributed to its shareholders of record.

MORE INFORMATION ABOUT THE FUNDS

Management of the Funds

The business and affairs of JPVF Money Market and LVIP Money Market are managed under the direction of the JPVF Board of Directors and LVIP Board of Trustees, respectively. The respective Boards have the power to amend the bylaws, declare and pay dividends, and to exercise all powers except those granted to the shareholders.

Manager of Managers.

LVIP has obtained an exemptive order from the SEC that will permit it to operate under a "manager of managers" structure. JPVF and JPIAC currently operate under this structure. The "manager of managers" structure will allow JPIAC, without shareholder approval, to replace or add Subadvisers and to enter into subadvisory agreements with those subadvisers upon approval of the LVIP Board of Trustees. The relief provided by the exemptive order is subject to certain conditions. For example, within ninety days of the hiring of any new subadviser or the implementation of any proposed material change to a subadvisory agreement, shareholders will be furnished all information that would be included in a proxy statement regarding the new subadviser or subadvisory agreement.

Moreover, JPIAC will not enter into a subadvisory agreement with an affiliated subadviser without shareholder approval. JPIAC WILL HAVE ULTIMATE RESPONSIBILITY FOR THE INVESTMENT MANAGEMENT OF EACH PORTFOLIO EMPLOYING SUBADVISERS DUE TO ITS RESPONSIBILITY TO OVERSEE SUBADVISERS AND RECOMMEND THEIR HIRING, TERMINATION, AND REPLACEMENT.

Market Timing

Frequent, large, or short-term transfers among the Funds, such as those associated with "market timing" transactions, may adversely affect the LVIP Funds and their investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase brokerage and administrative costs of the Funds, and as a result, the Funds discourage such trading activity. As an effort to protect our Fund investors and the Funds from potentially harmful trading activity, LVIP utilizes certain market timing policies and procedures that have been approved by the Funds' Board of Trustees (the "Market Timing Procedures"). The Market Timing Procedures are designed to detect and prevent such transfer activity among the Funds and other mutual funds supporting the insurance contracts, that may adversely affect Fund investors. LVIP's Market Timing Procedures are substantially similar to the policies and procedures adopted by the JPVF Board of Directors.

Each LVIP Fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor. A Fund will exercise this right if, among other things, the Fund identifies an investor as a "market timer" under the Market Timing Procedures.

While the LVIP Funds have Market Timing Procedures, the Funds, in seeking to identify market timing, also rely on the insurance companies that hold shares of the Funds in separate accounts to support the insurance contracts. The Funds receive purchase, exchange and redemption orders through omnibus accounts maintained for the Funds. Omnibus account arrangements are common forms of holding shares of a Fund, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements permit intermediaries such as insurance companies to aggregate their clients' transactions and ownership positions. In accordance with SEC rules, by April 16, 2007, each Fund will enter into an agreement with any insurance company that holds Fund shares in an omnibus account to help detect and prevent market timing in the Fund's shares. The agreement generally will require such insurance company to (i) provide, upon request by the Fund, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner who the Fund has identified as a market timer.

As part of the Market Timing Procedures, the Funds review periodic trade reports for unusual activity that may be suggestive of market timing. The Funds maintain guidelines for assessing unusual activity based upon a variety of factors. Upon the identification of potential market timing, the Fund contacts the applicable insurance company. If the Fund identifies the contract owner as a "market timer," the insurance company will follow the procedures for restricting the contract owner's trading activity.

Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to be engaged in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.

As a result of these noted limitations, there is no guarantee that the Funds will be able to identify possible market timing activity or that market timing will not occur in the Funds. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Funds. This may result in lower long-term returns for your investments.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds in the future.

Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.

Portfolio Holdings Disclosure

A description of the JPVF and LVIP policies and procedures with respect to the disclosure of portfolio holdings information is available in each funds' respective Statement of Additional Information.

Distributions and Federal Income Tax Considerations

LVIP's tax policy is similar to JPVF's with respect to the distribution of investment income. It is LVIP's policy to distribute substantially all of its net investment income and net realized capital gains each year to its shareholders. A Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional LVIP Money Market shares of the same class of LVIP Money Market at no charge.

Since all the shares of LVIP Money Market are owned directly or indirectly by Lincoln Life and Lincoln New York, this Proxy Statement/Prospectus does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to Contract Owners, see the prospectus for the variable account.

Certain Management Considerations

LVIP Money Market may accept investments from the Lincoln Profile Funds, separate investment series of the Trust that operate as "fund of funds." From time to time, LVIP Money Market may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the LVIP Money Market Fund's portfolio management. For example, the LVIP Money Market may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.

COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

The operations of Jefferson Pilot Variable Fund, Inc. ("JPVF"), of which JPVF Money Market is a part, are governed by its Articles of Incorporation and Bylaws, and applicable Maryland law. The operations of LVIPT, of which LVIP Money Market is a part, are governed by its Declaration of Trust and By-Laws, and applicable Delaware law. As discussed below, certain of the differences between JPVF and LVIPT derive from provisions of LVIPT's Declaration of Trust and By-Laws. Shareholders entitled to instruct the Insurance Company to vote at the Meeting may obtain a copy of JPVF's Articles of Incorporation and Bylaws, without charge, upon written or oral request to JPVF at the address and telephone number set forth on the cover of this Prospectus/Proxy Statement.

Form of Organization

As noted above, JPVF is organized as a Maryland corporation, and LVIPT is organized as a Delaware statutory business trust. JPVF and LVIPT are both open-end management investment companies registered with the SEC under the 1940 Act and are organized as a "series company" as that term is used in Rule 18f-2 under the 1940 Act. The series of JPVF consist of JPVF Money Market and other series of various asset classes. The series of LVIPT consist of LVIP Money Market and other series of various asset classes. Both JPVF and LVIPT currently offer shares primarily to insurance company separate accounts to serve as investment vehicles for variable annuity and variable life insurance policies.

Capitalization

The beneficial interests in the JPVF Fund are represented by 20 billion common shares with a par value of $0.01 each, of one or more series. The beneficial interests in JPVF Money Market are represented by 1 billion shares of par value of one cent ($.01) per share. The beneficial interests in LVIPT are represented by an unlimited number of transferable shares of beneficial interest, without par value. Both the Articles of Incorporation of JPVF and the Declaration of Trust of LVIPT permit the members of the respective Boards to allocate shares into one or more series and classes thereof, with rights determined by the respective Boards, all without shareholder approval. Fractional shares may be issued by JPVF and LVIPT.

Shares of JPVF Money Market are offered in one class and represent an equal pro rata interest therein. Shares of LVIP Money Market are currently offered in two classes (Standard Class and Service Class). Shares of the classes of LVIP Money Market represent an equal proportionate interest in the respective Class and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees. Shareholders of the JPVF Money Market and LVIP Money Market are entitled to receive dividends and other amounts as determined by respective Directors or Trustees, as applicable. Shareholders of each class of LVIP Money Market vote separately as to matters, such as changes in fundamental investment restrictions, which affect only its particular class. Additionally, shareholders of LVIP Money Market vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, which affect only its particular class.

Shareholder Liability

Under Maryland law, shareholders of JPVF Money Market as shareholders of a Maryland corporation have no personal liability as such for the acts or obligations of JPVF Money Market or JPVF, as the case may be. By contrast, shareholders of LVIP Money Market as shareholders of a Delaware business trust could have this type of liability if LVIP Money Market Fund itself had no remaining assets to pay its obligations. Delaware statutory trust law provides that shareholders of LVIP Money Market are entitled to the same protection from personal liability that they would have as shareholders of a Delaware corporation. However, it is less settled whether courts of other states will give effect to this statutory limitation of liability.

Shareholder Meetings and Voting Rights

Neither JPVF on behalf of JPVF Money Market nor LVIP on behalf of LVIP Money Market is required to hold annual meetings of shareholders. Under the provisions of the 1940 Act, each of JPVF and LVIPT is required to call a meeting of shareholders for the purpose of electing Directors or Trustees, respectively, if, at any time, less than a majority of the Directors or Trustees, respectively, then holding office were elected by shareholders. Neither JPVF nor LVIPT currently intends to hold regular shareholder meetings. Cumulative voting is not permitted in the election of Directors of JPVF or of Trustees of LVIPT.

The Bylaws of JPVF provide that the holders of a majority of the shares outstanding and entitled to vote shall constitute a quorum for the transaction of business at any regular or special meeting of JPVF. Except when a larger quorum is required by applicable law or the applicable governing documents, with respect to JPVF Money Market, holders of a majority of the total number of shares of JPVF Money Market then outstanding and entitled to vote at a meeting constitutes a quorum for consideration of a matter at a shareholders' meeting but any lesser number is sufficient for adjournment. Approval of a matter by the shareholders of JPVF generally requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. A Director of JPVF must be elected by the affirmative vote of a plurality of the votes cast by holders of shares entitled to vote in such election.

For LVIPT, when a quorum (one-third of the shares outstanding and entitled to vote) is present at a meeting, a majority (greater than 50%) of the shares present and entitled to vote is sufficient to act on a matter and a majority of the shares voted is required to elect a Trustee (unless a larger vote is required by the applicable governing documents or other law, including the 1940 Act). A Director of JPVF may be removed with or without cause by the shareholders holding a majority of the votes entitled to be cast at an election of Directors at a meeting of shareholders at which a quorum is present. A Trustee of LVIPT may be removed at a meeting of shareholders, duly called, by a vote of a majority of the shares present and entitled to vote on such removal.

Under the Articles of Incorporation of JPVF and the Declaration of Trust of LVIPT, respectively, each whole share of common stock of a JPVF portfolio and each whole share of beneficial interest of a LVIPT series is entitled to one vote, and each fractional share is entitled to a proportionate vote, in each case irrespective of class.

Liquidation

In the event of liquidation of JPVF, the shareholders of each of JPVF's Portfolios that has been established and designated, including the JPVF Money Market, shall be entitled to receive, as a group, the excess of the assets belonging to that Portfolio over the liabilities belonging to that Portfolio. The assets so distributable to the shareholders of any particular portfolio that has but a single class of outstanding shares will be distributed among such stockholders in proportion to the number of shares of that portfolio held by them and recorded on the books of the Fund. Additionally, in the event of liquidation of JPVF, any assets not readily identifiable as belonging to any particular portfolio will be allocated by or under the supervision of the Directors to and among any one or more of the portfolios established and designated. Any such allocation by the Directors is conclusive and binding for all purposes. In the event of the liquidation of LVIPT and LVIP Money Market, provisions similar to the provisions discussed above would apply.

Liability and Indemnification of Directors and Trustees

Pursuant to Maryland law and the Bylaws of JPVF, JPVF shall indemnify current and former Directors and officers of JPVF to the extent permitted or required by Maryland corporate law, provided, however, that other than for Directors and except as specifically required by Maryland corporate law, JPVF is required to indemnify or advance expenses only to the extent specifically approved by resolution of the JPVF's Board of Directors. No indemnification or advance payment of expenses is provided to Directors or officers who engage in willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Bylaws also provide that JPVF will not advance payment of legal expenses to a Director or officer unless the Director or officer undertakes to repay the advance unless (A) it is determined that such director or officer is entitled to the indemnification, and (B)(i) the Director or officer provides a security for the undertaking, (ii) JPVF is insured against losses arising from any lawful advance, or (iii) a majority of a quorum of the disinterested non-party Directors, or an independent legal counsel by written opinion, determines that there is reason to believe that the person ultimately will be found to be entitled to the indemnification.

Similarly, to protect the Trustees of LVIPT against liability, the Agreement and Declaration of Trust provides that to the fullest extent that limitations on the liability of Trustees are permitted by the Delaware Business Trust Act: (1) the Trustees shall not be responsible or liable to any Person, other than the Trust or a sub-adviser to the extent provided in this Article VII for any act, omission or obligation of: the Trust, any agent or employee of the Trust; any Manager, sub-Manager, or Principal Underwriter of the Trust; or with respect to each Trustee and officer, the act or omission or obligation of any other Trustee or officer, respectively; and (2) LVIPT shall indemnify and hold harmless each and every Trustee from and against any and all claims and demands whatsoever arising out of or related to such Trustee's performance of his or her duties as Trustee of the Trust, whether the events occur at the time a Person serves as a Trustee of the Trust and whether or not such Person is a Trustee at the time of any proceeding in which liability is asserted.

Furthermore, the Agreement and Declaration of Trust provides that nothing in it protects a Trustee against any liability to LVIPT or its shareholders to which such Trustee otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee's office provided, however, that a Trustee shall not be liable for errors of judgment in mistakes of fact or law.

The foregoing is only a summary of certain characteristics of the operations of JPVF and the Articles of Incorporation of JPVF and the Agreement and Declaration of Trust of LVIPT, their Bylaws and Maryland or Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Articles of Incorporation of JPVF and to the Agreement and Declaration of Trust, Bylaws and Maryland and Delaware law directly for more complete information.

VOTING INFORMATION CONCERNING THE MEETING

This Prospectus/Proxy Statement is being sent to shareholders of JPVF Money Market in connection with a solicitation of voting instructions by the Directors of JPVF, to be used at the Meeting to be held at 10:00 a.m. Eastern time, March 15, 2007, at the offices of JPVF at One Granite Place, Concord, New Hampshire 03301 and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a voting instructions form, is first being mailed to shareholders of JPVF Money Market on or about January 24, 2007.

The Board of Directors of JPVF has fixed the close of business on December 15, 2006 as the record date (the "Record Date") for determining the shareholders of JPVF Money Market entitled to receive notice of the Meeting and to give voting instructions, and for determining the number of shares for which such instructions may be given, with respect to the Meeting or any adjournment thereof. The Insurance Companies, through their separate accounts, own all of the shares of JPVF Money Market, and are the Record Holders of the Portfolio at the close of business on the Record Date. Each Insurance Company is entitled to be present and vote at the Meeting with respect to such shares of JPVF Money Market. Each Insurance Company has undertaken to vote its shares or abstain from voting its shares of JPVF Money Market in accordance with voting instructions received on a timely basis from Policy Owners. In connection with the solicitation of such voting instructions, each Insurance Company will furnish a copy of this Prospectus/Proxy Statement to Policy Owners.

The number of shares as to which voting instructions may be given by a Policy Owner of a Policy is determined by the number of full and fractional shares of JPVF Money Market held in a separate account with respect to that particular Policy. In voting for the Reorganization, each full share of JPVF Money Market is entitled to one vote and any fractional share is entitled to a fractional vote.

Voting instructions may be revoked by executing and delivering later-dated signed voting instructions to the Insurance Company, or by attending the Meeting in person and instructing the Insurance Company how to vote your shares. Unless revoked, all valid voting instructions will be voted, or the Insurance Company will abstain from voting, in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

If you wish to participate in the Meeting, you may submit the voting instructions form included with this Prospectus/Proxy Statement, or attend in person and provide your voting instructions to the Insurance Company. Guidelines on providing voting instructions are immediately after the Notice of Special Meeting.

If the enclosed voting instructions form is properly executed and returned in time to be voted at the Meeting, the shares of represented by the voting instructions form will be voted, or the Insurance Company will abstain from voting, in accordance with the instructions marked on the returned voting instructions form.

•  Voting instructions forms which are properly executed and returned but are not marked with voting instructions will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

•  Interests in Policies for which no timely voting instructions are received will be voted, or the Insurance Company will abstain from voting, in the same proportion as the Insurance Company votes shares for which it has received voting instructions from other Policy Owners. The Insurance Company will also vote, or abstain from voting, any shares in its general account which are not attributable to Policies in the same proportion as it votes shares held in all of the Insurance Company's registered separate accounts, in the aggregate. Neither the SEC nor the Insurance Company requires any specific minimum percentage of Policy Owners to vote in order for the Insurance Company to echo vote the remaining unvoted votes. The Insurance Company seeks to obtain a reasonable level of turnout given the particular voting trend. The Insurance Company may use various methods of encouraging Policy Owners to vote, including additional solicitations. The practice of echo voting means that a minority of Policy Owners may, in practice, determine whether an item passes or fails.

Approval of the Reorganization will require the affirmative vote of at least majority of the holders of the outstanding shares of JPVF Money Market entitled to vote cast at a shareholders' meeting duly called and at which a quorum is present (the presence in person or by proxy of holders of a majority of the total number of shares of JPVF Money Market then outstanding and entitled to vote at any shareholders' meeting). Abstentions will be counted for purposes of determining a quorum, but will not be included in the amount of shares voted. As of the Record Date, the Record Holders of JPVF Money Market were the Insurance Companies. Since the Insurance Companies are the legal owners of the shares, attendance by the Insurance Companies at the Meeting will constitute a quorum under the Articles of Incorporation of JPVF.

Voting instructions solicitations will be made primarily by mail, but beginning on or about February 21, 2007 voting instructions solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of the Insurance Companies, their affiliates or other representatives of JPVF Money Market (who will not be paid for their soliciting activities). In addition, proxy solicitations may be made by MIS (an ADP company), JPVF Money Market's proxy solicitor. The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures will be paid by The Lincoln National Life Insurance Company.

If shareholders of JPVF Money Market do not vote to approve the Reorganization, the Directors of JPVF will consider other possible courses of action in the best interests of shareholders. If sufficient votes to approve the Reorganization are not received, the persons named as proxies on a proxy form sent to the Record Holders may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

A shareholder of JPVF Money Market who objects to the proposed Reorganization will not be entitled under either Maryland law or the Articles of Incorporation to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to the Record Holders or Policy Owners for federal income tax purposes. In addition, if the Reorganization is consummated, the rights of shareholders to transfer their account balances among investment options available under the Policies or to make withdrawals under the Policies will not be affected.

JPVF does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of JPVF at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by JPVF in a reasonable period of time prior to that meeting.

The votes of the shareholders of LVIP Money Market are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

Share Ownership

The number of shares each Fund had outstanding as of December 15, 2006, is listed in the table at Exhibit B. The applicable contract owners and policy owners of JPVF Money Market are entitled to instruct Jefferson Pilot on the manner in which to vote the shares of JPVF Money Market attributable to their variable annuity contract or variable life insurance policy at the meeting.

To the knowledge of the JPVF Fund, as of December 15, 2006, no person, except as set forth in the table at Exhibit C, owned of record 5% or more of the outstanding shares of JPVF Money Market. To the knowledge of LVIP, as of December 15, 2006, no person, except as set forth in the table at Exhibit C, owned of record 5% or more of the outstanding shares of LVIP Money Market. To the knowledge of the JPVF Fund, as of December 15, 2006, no person owned beneficially 5% or more of the outstanding shares of JPVF Money Market. To the knowledge of the LVIPT Trust, as of December 15, 2006, only the MBNA Corporation owned beneficially 5% or more of the outstanding shares of LVIP Money Market. As of that date, MBNA owned 4,274,874.41 shares or 10.21% of the outstanding shares of LVIP Money Market. MBNA Corporation is located at 2100 Ross Avenue, Dallas, TX 75201-7906. On December 15, 2006, no Trustee or executive officer of LVIPT owned any separate account units attributable to more than one percent of the assets of any class of LVIP Money Market.

FINANCIAL STATEMENTS AND EXPERTS

The financial statements of the JPVF Money Market and LVIP Money Market of the fiscal years ended December 31, 2005, contained in the 2005 Annual Reports to Shareholders, have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, as stated in their reports dated February 10, 2006, which are Incorporated herein by reference, and have been so incorporated in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

LEGAL MATTERS

Certain legal matters in connection with the participation of JPVF Money Market in the Reorganization will be passed upon by Craig D. Moreshead, Esq., Assistant Vice President and Associate Counsel of Jefferson Pilot Financial.

Certain legal matters concerning the issuance of shares of LVIP Money Market will be passed upon by Colleen Tonn, Esq, Senior Counsel, of Lincoln National.

ADDITIONAL INFORMATION

JPVF Money Market and JPVF are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the SEC's Public Reference Room in Washington, D.C. or may be obtained upon the payment of a duplicating fee by writing to the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

OTHER BUSINESS

The Directors of JPVF do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

THE DIRECTORS OF JPVF RECOMMEND APPROVAL OF THE PLAN WITH RESPECT TO JPVF MONEY MARKET AND ANY UNMARKED VOTING INSTRUCTIONS WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

January 24, 2007

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EXHIBIT A

Plan of Reorganization

THIS PLAN OF REORGANIZATION dated as of , 2007, is by and between certain series of Funds of the Jefferson Pilot Variable Fund, Inc. (the "Acquired Corporation") and certain series of Funds of the Lincoln Variable Insurance Products Trust (the "Acquiring Trust").

The Acquired Corporation is a corporation organized and existing under the laws of the State of Maryland. The Acquired Corporation was incorporated in October 19, 1984, and has 20 billion authorized shares with a par value of one (1) cent per share. The Acquired Corporation owns no interest in land in Maryland. The Acquired Corporation is registered under the Investment Company Act of 1940 as an open-end management investment company. It is comprised of fourteen series.

The Acquiring Trust is a business trust organized and existing under the laws of the State of Delaware. The Acquiring Trust was formed on February 1, 2003, and has an authorized unlimited number of shares of beneficial interest with no par value. The Acquiring Trust owns no interest in land in Delaware. The Acquiring Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. It is comprised of eighteen series.

Certain Funds (each an "Acquired Fund") will be reorganized into certain other Funds (each an "Acquiring Fund"). The following chart shows each Acquired Fund and its corresponding Acquiring Fund.

Acquired Fund (a series of the Acquired Corporation)	Corresponding Acquiring Fund (a series of the Acquiring Trust)
JPVF Money Market Portfolio	LVIP Money Market Fund

Jefferson Pilot Investment Advisory Corporation is the investment adviser to the Acquired Funds. It is registered as an investment adviser under the Investment Advisers Act of 1940.

Delaware Management Company, a series of Delaware Management Business Trust, is the investment adviser to the Acquiring Funds. It is registered as an investment adviser under the Investment Advisers Act of 1940.

The Board of Directors of the Acquired Corporation has determined that it is in the best interests of the Acquired Corporation, the Acquired Funds, and the stockholders and beneficial owners of the Acquired Funds to combine the Acquired Funds and the Acquiring Funds in the manner set forth below.

The Board of Trustees of the Acquiring Trust has determined that it is in the best interests of the Acquiring Trust, the Acquiring Funds, and the stockholders and beneficial owners of the Acquiring Funds to combine the Acquired Funds and the Acquiring Funds in the manner set forth below.

The parties intend that the transactions contemplated herein each qualify as a plan of reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986 (the "Code").

ARTICLE I

The Effective Time

The Effective Time of the Reorganization ("Effective Time") shall be after the close of business on April 27, 2007, or such other time as shall be specified by the Boards or the appropriate officers of the Acquired Corporation and the Acquiring Trust.

In the event that trading on the New York Stock Exchange or on another exchange or market on which securities or other investments held by the Acquiring Funds or Acquired Funds is disrupted on the date of the Effective Time so that, in the judgment of the Boards (or appropriate officers acting under the authority of the Boards), accurate appraisal of the net assets of the Acquiring Funds or the Acquired Funds is impracticable, the Effective Time shall be postponed until the first business day after the day on which trading on such exchange or in such market shall have been resumed without disruption.

The Reorganization

At the Effective Time, the assets and liabilities, whether known or unknown, of each Acquired Fund will become the assets and liabilities of the corresponding Acquiring Fund, and the separate existence of the Acquired Fund will cease. The assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund. Each Acquiring Fund shall also assume all of the liabilities of the corresponding Acquired Fund, whether accrued or contingent, known or unknown, existing at the Effective Time.

At the Effective Time, holders of each class of shares of each Acquired Fund representing interests in the corresponding Acquired Fund ("Acquired Fund Shares") shall become holders of the same class of shares of such stock representing interests in the Acquiring Fund ("Acquiring Fund Shares").

ARTICLE II

Transfer of Assets

Provided that all of the conditions precedent to the Reorganization described in Article III are fulfilled, then at the Effective Time, all of the assets of each Acquired

Fund will be transferred to the corresponding Acquiring Fund in exchange for Acquiring Fund Shares and all of the liabilities of the Acquired Fund will be assumed by the Acquiring Fund.

Exchange of Stock

At the Effective Time, each Acquired Fund will exchange each outstanding Acquired Fund Shares of each class for a number of corresponding Acquiring Fund Shares of the same class. The number of full and fractional Acquiring Fund Shares to be issued to holders of Acquired Fund Shares will be determined on the basis of the relative net asset values of the Acquired Fund and the corresponding Acquiring Fund as of 4:00 p.m. Eastern Standard Time on the day of the Effective Time. The number of Acquiring Fund Shares to be issued to each holder of Acquired Fund Shares shall be determined by multiplying the number of Acquired Fund Shares to be exchanged by the stockholder by a fraction, the denominator of which is the net asset value per share of Acquiring Fund Shares and the numerator of which is the net asset value per share of Acquired Fund Shares.

The net asset value of the Acquired Fund and the net asset value of the Acquiring Fund shall be determined in accordance with methods set forth in the Acquired Fund's and Acquiring Fund's respective current Form N-lA registration statements and valuation procedures then in effect. In the alternative, the officers of each the Acquired Fund and the corresponding Acquiring Fund may set the net asset value per share at the Effective Time.

Promptly after the Effective Time, the Acquiring Trust shall cause to be registered on its transfer agency books in the name of each record holder of Acquired Fund Shares immediately prior to the Reorganization, without any action on the part of such record holder, the number of Acquiring Fund Shares (and fractional interests in such shares) issued to such record holder in the Reorganization.

ARTICLE III

Other Conditions Precedent to the Reorganization

To the extent required by the Acquired Fund's Bylaws, the Board will call a meeting of the holders of the Acquired Fund Shares in order to submit to such holders the Plan of Reorganization for their approval or disapproval. Prior to the Effective Time, the holders of the Acquired Fund Shares shall meet and approve the Plan of Reorganization in accordance with the provisions of each Acquired Fund's Bylaws.

Prior to any meeting of the holders of Acquired Fund Shares, each Acquired Fund shall distribute to such holders entitled to vote at such meeting a proxy statement and other proxy materials (including voting instruction forms) that comply in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder.

Prior to the Effective Time, the Acquired Funds will distribute substantially all of its net tax-exempt income, investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (after reduction for any available capital loss carryovers), if any, that has accrued through the Effective Time.

Prior to the Effective Time, the Acquiring Funds and the Acquired Funds will receive a legal opinion of tax counsel, Dechert LLP, substantially to the effect that:

1.  The acquisition, pursuant to the Plan of Reorganization, by an Acquiring Fund of the assets of the corresponding Acquired Fund in exchange for Acquiring Fund Shares will constitute a reorganization within the meaning Section 368(a)(1)(_) of the Code;

2.  No gain or loss will be recognized by an Acquired Fund upon the transfer of all of its assets to the Acquiring Fund;

3.  The tax basis of the assets of an Acquired Fund in the hands of the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer;

4.  The holding period of the assets of an Acquired Fund transferred to the Acquiring Fund will include the period during which such assets were held by the Acquired Fund;

5.  No gain or loss will be recognized by an Acquiring Fund upon its receipt of the assets of the Acquired Fund in exchange for shares of the Acquiring Fund;

6.  No gain or loss will be recognized by the holders of Acquired Fund Shares upon their receipt of Acquiring Fund Shares in exchange for their Acquired Fund Shares;

7.  The basis of the Acquiring Fund Shares received by holders of Acquired Fund Shares will be the same as the basis of the Acquired Fund Shares exchanged therefor; and

8.  The holding period of Acquiring Fund Shares received by holders of Acquired Fund Shares will include the holding period of the Acquired Fund Shares exchanged therefor, provided that at the time of the exchange, the Acquired Fund Shares were held as capital assets.

ARTICLE IV

Expenses

The Lincoln National Life Insurance Company will pay the expenses of the Reorganization. The costs of the Reorganization will include preparation of the Registration Statements, printing and distributing the Acquired Funds' proxy materials, legal fees, accounting fees, and expenses of holding shareholders' meetings.

However, the brokerage costs associated with repositioning the Funds' portfolios in connection with the Reorganization will be shared by the Acquiring Funds and the Lincoln National Life Insurance Company in accordance with a methodology approved by the respective Boards.

ARTICLE V

Miscellaneous

At any time prior to the Effective Time, the Plan of Reorganization may be terminated by either Board (or appropriate officers of either Board) or be abandoned. In either event, the Plan of Reorganization shall become void and have no effect, without liability on the part of an Acquired Fund, an Acquiring Fund, the Acquired Corporation, the Acquiring Trust or the holders of Acquired Fund Shares or Acquiring Fund Shares.

The Plan of Reorganization and all amendments hereto shall be governed by and construed in accordance with the laws of the State of Maryland.

JEFFERSON PILOT VARIABLE FUND, INC.
on behalf of the Acquired Funds

By:

[Title]

LINCOLN VARIABLE INSURANCE
PRODUCTS TRUST
on behalf of the Acquiring Funds

By:

[Title]

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EXHIBIT B

Outstanding Shares as of the Record Date

    Total Number of
  Fund  Shares Outstanding

Money Market Fund

Standard Class	41,832,809.33
Service Class	17,245,646.54
59,078,455.87
Money Market Portfolio	5,572,547.54

B-1

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EXHIBIT C

Ownership of Shares as of the Record Date

Series Name/Class	Shareholder Name and Address	Share Amount	Percentage
Money Market Fund Standard Class	Lincoln National (Life) VA Acct C Lincoln National (Life) VA Acct N Lincoln Life FPVL Acct M Lincoln Life FPVL Acct R Lincoln Life FPVL Acct S 1300 South Clinton Street Fort Wayne IN 46801	8,819,883.80 10,733,047.58 3,943,792.43 2,710,634.32 12,722,555.25	21.08% 25.66% 9.43% 6.48% 30.41%
Money Market Fund Service Class	Lincoln National (Life) VA Acct N Lincoln Life & Annuity (New York) VA Acct N 1300 South Clinton Street Fort Wayne IN 46801	16,078,104.42 1,061,594.07	93.23% 6.16%
Money Market Portfolio	Jefferson Pilot Financial Separate Account A Jefferson Pilot Separate Account C JPF Variable Annuity Annuity SAII One Granite Place Concord, NH 03301	4,005,102.70 723,571.43 506,224.40	71.87% 12.98% 9.08%

C-1

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EXHIBIT D

Management's Discussion of Fund Performance and Financial Highlights

Management's Discussion of Fund Performance

The discussion of performance for the Money Market Portfolio in this Exhibit D is taken from the Portfolio's most recent annual report to shareholders and does not reflect developments occurring after the report was filed with the SEC and sent to shareholders.

Money Market Portfolio

PORTFOLIO COMMENTARY

Market Environment

The U.S. economy was firmly in mid-cycle as we entered 2005, with corporate earnings rising but at a slower pace than in 2004. Consumer wages and business spending on big items were also rising, with gross domestic product (GDP) growth at about 3.5%.

A steady increase in oil prices throughout the period resulted in an acceleration of inflation. The moderate growth and inflation combined to give the U.S. Federal Reserve Board (the Fed) an opening to continue raising interest rates. The Fed, which began steadily raising interest rates on June 30, 2004, continued to boost interest rates at a measured pace throughout the 12-month period. By period-end on December 31, 2005, the federal funds target rate had climbed to 4.25%.

Factors influencing performance

During 2005, as it became clear the Fed would continue to raise rates, the Money Market Portfolio's weighted average maturity was shortened. At the start of the period, the average stood at 33 days and by its close, the fund had shed one day to end the period at a weighted average maturity of 32 days. This strategy helped to reduce interest-risk as we anticipated short-term rates would continue to rise at a steady, measured pace.

Portfolio positioning

As of period-end on December 31, 2005, 91% of the Portfolio's assets were invested in first and second tier commercial paper with the remainder in U.S. government-sponsored agencies.

Commitment to quality

Regardless of market or economic conditions, we intend to maintain a focus on high quality as we concentrate on the Portfolio's objectives of income, capital preservation, and liquidity.

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and the Fund has no obligation to update such views should changes occur after the end of the period. These views should not be construed as a recommendation to purchase or sell securities. Please refer to the Fund prospectus for additional information concerning portfolio management.

7 Day Effective Yield	3.70%

Dollar Weighted Average Maturity	32 Days

Inception Date - August 1, 1985

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates.

An investment in the Money Market Portfolio is neither insured nor guaranteed by the FDIC or any other U.S. Government agency.

Past performance is not indicative of future results.

LVIP Money Market Fund

The fund returned 2.8% (Standard Class shares with distributions reinvested) for the year ended December 31, 2005, while its style specific index, the Citigroup 90 day T-Bill Index*, returned 3.0%. The Fund's yield increased each month of the year as lower yielding securities matured and were replaced with high yielding instruments.

The Federal Reserve Open Market committee (FOMC) raised interest rates eight times during the year, increasing the Fed Funds target rate from 2.25% at the beginning of 2005 to 4.25% at the last FOMC meeting on December 13. Since the current cycle of Fed Funds increases began in June of 2004, the Fed has consistently communicated the need to raise rates at "measured pace" to return short-term interest rates to a neutral position and hedge against potential inflation.

The recent release of December 13 FOMC meeting minutes appears to be signaling that the current era of Fed Funds hikes will soon be ending. Fed meeting language now states that "some further measured policy firming is likely to be needed" rather than commenting that interest rates will rise at "a pace that is likely to be measured". Market speculation is calling for 1-3 additional 25 basis point interest rate hikes with the Fund Funds target rate topping out at 4.50-5.00% in the first half of 2006.

Growth of $10,000 invested 12/31/95 through 12/31/05

This chart illustrates, hypothetically, that $10,000 was invested in the Money Market Fund Standard Class shares on 12/31/95. As the chart shows, by December 31, 2005, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $14,205. For comparison, look at how the Citigroup 90 Day T-Bill Index did over the same period. The same $10,000 investment would have growth to $14,409. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns on investment Standard Class Shares	Ended 12/31/05
One Year	+2.79%
Five Years	+1.95%
Ten Years	+3.57%

The Service Class shares total return was 2.53% for the year ended 12/31/05 and its average annual total return was 1.28% for the period from 5/15/03 (commencement of operations) to 12/31/05.

* Citigroup 90 day T-bill Index measures the return on short-term investments.

The source of comparison data is the Federal Reserve statistical release.

Financial Highlights

The financial highlights tables are intended to help you understand the performance of each class of the Fund for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The financial highlights of both the Money Market Portfolio and the LVIP Money Market Fund for the periods through December 31, 2005 that are contained in this Exhibit C have been derived from financial statements audited by Ernst & Young LLP, the Funds' independent registered public accounting firm. Ernst &Young's reports, along with the Funds' financial statements for periods through December 31, 2005, are included in the respective Fund's annual report (each available upon request). The financial highlights of both the Money Market Portfolio and the LVIP Money Market Fund for the six months ended June 30, 2006 that are contained in this Exhibit C have been derived from financial statements which are unaudited and which are contained in each Fund's semi-annual report (each available upon request).

  Money Market Portfolio (F)

Six Months Ended 6/30/06 (Unaudited)	12/31/05	12/31/04	Year Ended 12/31/03	12/31/02	12/31/01
Net asset value, beginning of period	$10.96	$10.75	$10.74	$10.81	$10.98	$10.92
Income from investment operations:
Net investment income (loss)	0.26	0.30	0.10	0.06	0.14	0.36
Net gains and losses on securities (both realized and unrealized)	(0.04)	(0.01)	(0.01)	–	–	0.04
Total from investment operations	0.24	0.29	0.09	0.06	0.14	0.40
Less distributions to shareholders:
Dividends from net investment income	(0.33)	(0.08)	(0.08)	(0.13)	(0.31)	(0.34)
Distributions from capital gains	–	–	–	(H)	–	(H)	–	–
Total distributions	(0.33)	(0.08)	(0.08)	(0.13)	(0.31)	(0.34)
Net asset value, end of period	$10.85	$10.96	$10.75	$10.74	$10.81	$10.98
Total return(A)	2.09%	2.73%	0.79%	0.59%	1.22%	3.77%
Ratios to average net assets (prior to expense offsets and expense reimbursements:(B)
Expenses	0.54	%(C)	0.56%	0.58%	0.58%	0.57%	0.59%
Net investment income (loss)	4.20	%(C)	2.73%	0.79%	0.60%	1.27%	3.32%
Ratios to average net assets (net of expense offsets and expense reimbursements:(B)
Expenses	0.54	%(C)	0.56%	0.58%	0.58%	0.57%	0.59%
Net investment income (loss)	4.20	%(C)	2.73%	0.79%	0.60%	1.27%	3.32%
Portfolio turnover rate	N/A(G)	N/A(G)	N/A(G)	N/A(G)	N/A(G)	N/A(G)
Net assets, at end of period (in millions)	$83.7	$67.2	$59.1	$58.0	$73.8	$65.7

(A)Total return assumes reinvestmen of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(B)For the year ended December 31, 2005, the Small Company, Small-Cap Value and Balanced Portfolios had expense offsets (see Note B). For the six months ended June 30, 2006 the Small Company, Small-Cap Value, International Equity, World Growth Stock and Balanced Portfolios had expense offsets (see Note B).

(C)Ratios are calculated on an annualized basis.

(F)Per share information is based on average shares outstanding.

(G)There were no purchases and/or sales of securities other than short term obligations during the period. Therefore, the portfolio turnover rate is not required.

(H)Distributions from capital gains amounted to less than $0.005 per share during the period.

Lincoln Variable Insurance Products Trust-Money Market Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

  Money Market Fund Standard Class

	Six Months Ended 6/30/06(1) (Unaudited)	12/31/05	12/31/04	Year Ended 12/31/03(2)	12/31/02	12/31/01
Net asset value, beginning of period	$10.000	$10.000	$10.000	$10.000	$10.003	$10.000
Income from investment operations:
Net investment income	0.211	0.278	0.087	0.068	0.136	0.397
Total from investment operations	0.211	0.278	0.087	0.068	0.136	0.397
Less dividends and distributions from:
Net investment income	(0.211)	(0.278)	(0.087)	(0.068)	(0.139)	(0.394)
Total dividends and distributions	(0.211)	(0.278)	(0.087)	(0.068)	(0.139)	(0.394)
Net asset value, end of period	$10.000	$10.000	$10.000	$10.000	$10.000	$10.003
Total return(3)	2.12%	2.79%	0.88%	0.68%	1.36%	4.06%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$352,901	$331,371	$297,914	$350,584	$519,071	$430,205
Ratio of expenses to average net assets	0.53%	0.54%	0.53%	0.52%	0.49%	0.54%
Ratio of expenses to average net assets prior to fees waived and expense paid indirectly	0.53%	0.54%	0.53%	0.52%	0.51%	0.54%
Ratio of net investment income to average net assets	4.25%	2.78%	0.87%	0.69%	1.35%	3.75%
Ratio of net investment income to average net assets prior to fees waived and expense paid indirectly	4.25%	2.78%	0.87%	0.69%	1.33%	3.75%

(1)Ratios have been annualized and total return has not been annualized.

(2)Effective April 30, 2003, the Lincoln National Money Market Fund, Inc. was merged into the Money Market Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Money Market Fund, Inc.

(3)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

Lincoln Variable Insurance Products Trust-Money Market Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

  Money Market Fund Service Class

	Six Months Ended 6/30/06(1)	Year Ended		5/15/03(2) to
	(Unaudited)	12/31/05	12/31/04	12/31/03
Net asset value, beginning of period	$10.000	$10.000	$10.000	$10.000
Income from investment operations:
Net investment income	0.199	0.253	0.062	0.021
Total from investment operations	0.199	0.253	0.062	0.021
Less dividends and distributions from:
Net investment income	(0.199)	(0.253)	(0.062)	(0.021)
Total dividends and distributions	(0.199)	(0.253)	(0.062)	(0.021)
Net asset value, end of period	$10.000	$10.000	$10.000	$10.000
Total return(3)	1.99%	2.53%	0.63%	0.21%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$115,357	$84,535	$54,324	$11,750
Ratio of expenses to average net assets	0.78%	0.79%	0.78%	0.78%
Ratio of net investment income to average net assets	4.00%	2.53%	0.62%	0.34%

(1)Ratios have been annualized and total return has not been annualized.

(2)Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(3)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

N85506

JPVF MM

STATEMENT OF ADDITIONAL INFORMATION
JANUARY 24, 2007

JEFFERSON PILOT VARIABLE FUND, INC.
ONE GRANITE PLACE
CONCORD, NEW HAMPSHIRE 03301

This Statement of Additional Information relates to a transaction whereby all of the assets and liabilities of the Money Market Portfolio (“JPVF Money Market”) of Jefferson Pilot Variable Fund, Inc. (“JPVF”) will be transferred to the Money Market Fund (“LVIP Money Market”) of the Lincoln Variable Insurance Products Trust (“LVIPT”) in exchange for Standard Class shares of LVIP Money Market.

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Prospectus/Proxy Statement dated January 8, 2007 for the Special Meeting of Shareholders of JPVF Money Market to be held on February 12, 2007. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Prospectus/Proxy Statement. Copies of the Combined Prospectus/Proxy Statement may be obtained at no charge by calling JPVF at 1-800-258-3648 (outside New Hampshire) and 1-800-322-0235 (inside New Hampshire).

Further information about the JPVF Money Market and about LVIP Money Market is contained in the Statement of Additional Information (“SAI”) for the JPVF and LVIPT, respectively, dated May 1, 2006, which is incorporated herein by reference.  Copies of the SAI for JPVF may be obtained by written request to the address above or by calling 1-800-248-3648 (outside New Hampshire) and 1-800-322-0235 (inside New Hampshire)..  Copies of the SAI for LVIPT may be obtained by writing to LVIPT at 1300 South Clinton Street, Fort Wayne, Indiana 46801 or by calling 1-800-4LINCOLN (454-6265)

STATEMENT OF ADDITIONAL INFORMATION

Table of Contents

GENERAL INFORMATION
FINANCIAL STATEMENTS

GENERAL INFORMATION

The Shareholders of the JPVF Money Market are being asked to consider and vote on a proposal with respect to an Agreement and Plan of Reorganization (the “Agreement”) dated as of                , 2007 whereby the assets and liabilities of JPVF Money Market will be transferred to LVIP Money Market, a series of the LVIPT, in exchange for shares of LVIP Money Market, and the assumption by LVIP Money Market of the liabilities of JPVF Money Market.

A Special Meeting of Shareholders of JPVF Money Market to consider the proposal and the related transaction will be held at the offices of JPVF at One Granite Place, Concord, New Hampshire 03301 on March 15, 2007 at 10:00 A.M. (Eastern time).  For further information about the transaction, see the Combined Prospectus/Proxy Statement.

The following documents are incorporated by reference into this Statement of Additional Information:

(1)                                  The Statement of Additional Information of JPVF dated May 1, 2006.

(2)                                  The Statement of Additional Information of LVIPT dated May 1, 2006.

(3)                                  The audited financial statements and related reports of the independent registered public accounting firm with respect to JPVF Money Market included in the Annual Reports to Shareholders of JPVF for the fiscal year ended December 31, 2005.  No other parts of the Annual Reports are incorporated herein by reference.

(4)                                  The audited financial statements and related reports of the independent registered public accounting firm with respect to LVIP Money Market included in the Annual Reports to Shareholders of LVIPT for the fiscal year ended December 31, 2005.  No other parts of the Annual Reports are incorporated herein by reference.

(5)                                  The unaudited financial statements with respect to JPVF Money Market included in the Semi-Annual Reports to Shareholders of JPVF at and for the six months ended June 30, 2006.  No other parts of the Semi-Annual Reports are incorporated herein by reference.

(6)                                  The unaudited financial statements with respect to LVIP Money Market included in the Semi-Annual Reports to Shareholders of LVIPT at and for the six months ended June 30, 2006.  No other parts of the Annual Reports are incorporated herein by reference.

This Statement of Additional Information consists of this cover page and the documents described above.

FINANCIAL STATEMENTS

The accompanying unaudited pro forma combining statement of assets and liabilities and the statement of operations reflect the accounts of the JPVF Money Market and LVIP Money Market at and for the twelve-month period ended June 30, 2006, and have been derived from unaudited financial statements for JPVF Money Market and LVIP Money Market for the period ended June 30, 2006.

The financial statements of JPVF and JPVF Money Market contained in the JPVF’s annual report to shareholders for the fiscal year ended December 31, 2005 have been audited by Ernst & Young LLP, the independent registered public accounting firm for JPVF. This annual report, as well as the most recent semi-annual report of JPVF, which contains unaudited financial statements of JPVF and JPVF Money Market at and for the six months ended June 30, 2006, may be obtained without charge by calling 1-800-258-3648 (outside New Hampshire) and 1-800-322-0235 (inside New Hampshire).

The financial statements of LVIPT and LVIP Money Market contained in LVIPT’s annual report to shareholders for the fiscal year ended December 31, 2005 have been audited by Ernst & Young LLP, the independent registered public accounting firm for LVIPT. This annual report, as well as the most recent semi-annual report of LVIPT, which contains unaudited financial statements of LVIPT and LVIP Money Market for the six months ended June 30, 2006, may be obtained without charge by calling 1-800-4LINCOLN (454-6265).

The financial statements of JPVF Money Market and LVIP Money Market contained in the December 31, 2005 annual reports and the June 30, 2006 semi-annual reports of JPVF and LVIPT, respectively, are incorporated herein by reference to the Forms N-CSR filed by JPVF on February 27, 2006 and N-CSRS on August 25, 2006 and the Forms N-CSR filed by LVIPT on March 6, 2006 and N-CSRS on August 28, 2006, and will be provided to Policy Owners requesting this SAI. No parts of such annual and semi-annual reports other than the financial statements are incorporated by reference herein. JPVF and LVIPT expect that annual reports to shareholders for the period ending December 31, 2006 will be available in late February 2007.

Projected (pro forma) financial information reflecting the combined accounts of the JPVF Money Market and LVIP Money Market is also included in this SAI, because the net asset value of JPVF Money Market as of September 30, 2006 exceeded 10% of the net asset value of LVIP Money Market as of that date.

Lincoln VIP Trust - Money Market Fund

Pro Forma Portfolio of Investments(A)

As of June 30, 2006

(Unaudited)

	% of Total					Lincoln VIP Trust -
	Investments	Lincoln VIP Trust -		Jefferson Pilot Fund -		Money Market Fund
	(Pro Forma	Money Market Fund		Money Market Portfolio		Pro Forma Combined
	Combined)	Par	Market Value	Par	Market Value	Par	Market Value

Discount Commercial Paper	65.29%
Abbey National
5.162% 7/7/06		$12,100,000	$12,089,776	$0	$0	$12,100,000	$12,089,776
5.07% 8/21/06		—	—	3,209,000	3,185,951	3,209,000	3,185,951
American Express Credit
5.05% 7/18/06		—	—	737,000	735,242	737,000	735,242
5.20% 8/9/06		—	—	2,595,000	2,580,382	2,595,000	2,580,382
American General Finance 5.30% 9/19/06		—	—	3,350,000	3,310,862	3,350,000	3,310,862
^Amstel Funding 5.410% 7/5/06		20,000,000	19,988,156	—	—	20,000,000	19,988,156
^Aquinas Funding
5.346% 7/20/06		3,859,000	3,848,307	—	—	3,859,000	3,848,307
5.346% 7/21/06		17,500,000	17,448,958	—	—	17,500,000	17,448,958
#Bellsouth 144A 5.05% 7/17/06		—	—	3,210,000	3,202,795	3,210,000	3,202,795
^CAFCO 5.395% 8/9/06		23,000,000	22,868,191	—	—	23,000,000	22,868,191
Calyon North America 5.05% 8/2/06		—	—	3,217,000	3,202,559	3,217,000	3,202,559
#Cargill 144A 5.20% 7/21/06		—	—	3,320,000	3,310,409	3,320,000	3,310,409
Citigroup Funding
5.01% 7/17/06		—	—	2,500,000	2,494,434	2,500,000	2,494,434
5.25% 8/8/06		—	—	818,000	813,467	818,000	813,467
5.356% 8/1/06		13,600,000	13,538,517	—	—	13,600,000	13,538,517
^CRC Funding 5.365% 7/21/06		6,800,000	6,780,091	—	—	6,800,000	6,780,091
^Dorada Finance 5.3751% 7/27/06		23,000,000	22,912,293	—	—	23,000,000	22,912,293
#E.I. Dupont 144A 5.04% 7/24/06		—	—	3,213,000	3,202,654	3,213,000	3,202,654
#Emerson Electric Company 144A 5.22% 7/14/06		—	—	3,359,000	3,352,668	3,359,000	3,352,668
^Eureka Securitization 5.386% 8/2/06		4,292,000	4,271,856	—	—	4,292,000	4,271,856
First Data 5.28% 7/6/06		—	—	3,355,000	3,352,587	3,355,000	3,352,587
Florida Power & Light 5.27% 7/20/06		—	—	3,316,000	3,306,777	3,316,000	3,306,777
#Gannett 144A 5.01% 7/7/06		—	—	2,651,000	2,648,787	2,651,000	2,648,787
General Electric Capital 5.38% 10/26/06		—	—	3,398,000	3,339,038	3,398,000	3,339,038
General RE Corp 4.94% 7/17/06		—	—	2,600,000	2,594,292	2,600,000	2,594,292
Goldman Sachs Group
4.89% 7/6/06		—	—	2,549,000	2,547,269	2,549,000	2,547,269
ING America Insurance 5.04% 8/9/06		—	—	3,211,000	3,193,443	3,211,000	3,193,443
ING Funding 5.380% 8/9/06		15,400,000	15,311,995	—	—	15,400,000	15,311,995
Hershey 5.20% 7/25/06		—	—	1,564,000	1,558,578	1,564,000	1,558,578
McGraw-Hill 5.17% 7/18/06		—	—	3,316,000	3,307,904	3,316,000	3,307,904
Merrill Lynch & Company
5.13% 8/14/06		—	—	3,258,000	3,237,572	3,258,000	3,237,572
5.341% 7/6/06		15,100,000	15,088,969	—	—	15,100,000	15,088,969
5.378% 7/5/06		8,000,000	7,995,289	—	—	8,000,000	7,995,289
Metlife Funding 5.06% 8/22/06		—	—	3,210,000	3,186,538	3,210,000	3,186,538
Morgan Stanley
5.27% 7/6/06		—	—	3,318,000	3,315,572	3,318,000	3,315,572

	% of Total					Lincoln VIP Trust -
	Investments	Lincoln VIP Trust -		Jefferson Pilot Fund -		Money Market Fund
	(Pro Forma	Money Market Fund		Money Market Portfolio		Pro Forma Combined
	Combined)	Par	Market Value	Par	Market Value	Par	Market Value

5.294% 7/17/06		13,000,000	12,969,493	—	—	13,000,000	12,969,493
#Nestle Capital 144A 5.17% 7/13/06		—	—	3,261,000	3,255,380	3,261,000	3,255,380
^Sheffield Receivables
5.325% 7/27/06		13,730,000	13,678,238	—	—	13,730,000	13,678,238
5.379% 8/7/06		9,000,000	8,951,252	—	—	9,000,000	8,951,252
Societe Generale 5.28% 7/3/06		—	—	1,588,000	1,587,534	1,588,000	1,587,534
^Starbird Funding 5.243% 7/13/06		20,000,000	19,965,667	—	—	20,000,000	19,965,667
^Surrey Funding 5.143% 7/10/06		20,000,000	19,974,850	—	—	20,000,000	19,974,850
Svenska Handelsbank 5.16% 8/7/06		—	—	3,220,000	3,202,923	3,220,000	3,202,923
^Three Pillars Funding 5.164% 7/3/06		21,300,000	21,294,000	—	—	21,300,000	21,294,000
Toyota Motor Credit 5.30% 9/20/06		—	—	3,350,000	3,310,567	3,350,000	3,310,567
UBS Finance
5.15% 8/8/06		—	—	1,717,000	1,707,666	1,717,000	1,707,666
5.362% 7/31/06		23,000,000	22,899,088	—	—	23,000,000	22,899,088
University of California 5.344% 7/17/06		1,500,000	1,496,500	—	—	1,500,000	1,496,500
			283,371,486		78,043,850		361,415,336

^^Floating Rate Notes– 9.58%	8.13%
AXA Equitable Life Insurance 5.373% 3/21/07		15,000,000	15,000,000	—	—	15,000,000	15,000,000
Morgan Stanley 5.457% 11/21/06		10,000,000	10,000,000	—	—	10,000,000	10,000,000
Washington Mutual Bank 5.251% 12/15/06		20,000,000	20,000,000	—	—	20,000,000	20,000,000
			45,000,000		0		45,000,000

Interest Bearing Certificates of Deposit	16.38%
American Express Centurion Bank 5.363% 7/26/06		23,000,000	23,000,000	—	—	23,000,000	23,000,000
Bank of the West 5.394% 8/8/06		23,000,000	23,000,000	—	—	23,000,000	23,000,000
Dexia Credit Local, NY 5.315% 8/8/06		—	—	1,150,000	1,150,000	1,150,000	1,150,000
First Tennessee Bank
5.211% 7/12/06		13,000,000	13,000,000	—	—	13,000,000	13,000,000
5.374% 7/31/06		10,000,000	10,000,000	—	—	10,000,000	10,000,000
Wells Fargo Bank 5.262% 7/3/06		20,500,000	20,500,000	—	—	20,500,000	20,500,000
			89,500,000		1,150,000		90,650,000

Interest Bearing Loan Participation	9.38%
Cargill
5.343% 7/5/06		10,000,000	10,000,000	—	—	10,000,000	10,000,000
5.404% 7/6/06		10,000,000	10,000,000	—	—	10,000,000	10,000,000
Caterpillar 5.414% 7/5/06		21,900,000	21,900,000	—	—	21,900,000	21,900,000
National Rural Utilities Cooperative 5.333% 7/19/06		10,000,000	10,000,000	—	—	10,000,000	10,000,000
			51,900,000		0		51,900,000

Government Agency	0.83%
Federal Home Loan Bank 4.50% 7/5/06		—	—	4,613,000	4,610,565	4,613,000	4,610,565

			0		4,610,565		4,610,565

Total Investments at Market	100.00%		$469,771,486		$83,804,415		$553,575,901
Less: Adjustment for change from market value to amortized cost							$(1,135)
							$553,574,766

Total Investments at Cost			$469,771,486		$83,803,280		$553,574,766

The interest rate shown is the effective yield as of the time of purchase.

^Asset-Backed Commercial Paper.

^^Variable rate securities. The interest rate shown is the rate as of September 30, 2006.

#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended.

(A) No adjustments are shown to the unaudited pro forma combined portfolio of investments due to the fact that upon completion of the acquisition, no securities would need to be sold in order for the Acquiring Fund to comply with its Prospectus and SEC and IRS guidelines and restrictions. However, the foregoing sentence shall not restrict in any way the ability of the investment adviser of either of the Funds from buying or selling securities in the normal course of such Fund's business and operations.

See Pro Forma Notes to Financial Statements

Lincoln VIP Trust - Money Market Fund

PRO FORMA COMBINED

Statement of Assets and Liabilities

As of June 30, 2006

(Unaudited)

					Lincoln VIP Trust - Money Market Fund
			Pro Forma		Pro Forma
	Lincoln VIP Trust - Money Market Fund	Jefferson Pilot Fund - Money Market Portfolio	Adjustments		Combined
Assets

Investments, at market value	$469,771,486	$83,804,415	(1,135	)*	$553,574,766
Cash	79,039	913			79,952
Receivable for fund shares sold	614,114	—			614,114
Interest receivable	217,320	852			218,172
Total Assets	470,681,959	83,806,180	(1,135)		554,487,004

Liabilities

Accrued expenses and other liabilities	258,322	34,542			292,864
Payable for fund shares purchased	2,165,929	83,699			2,249,628
Total Liabilities	2,424,251	118,241	—		2,542,492
Net Assets	$468,257,708	$83,687,939	$(1,135)		$551,944,512

Investment at Cost	$469,771,486	$83,803,280	$—		$553,574,766

Analysis of Net Assets

Shares of beneficial interest (unlimited authorization - no par)	$468,257,708	$82,226,431	$—		$550,484,139
Undistributed net investment income	—	1,460,665	—		1,460,665
Accumulated net realized loss on investments	—	(292)			(292)
Net unrealized appreciation of investments	—	1,135	(1,135	)*	—
Net Assets	$468,257,708	$83,687,939	$(1,135)		$551,944,512

* Adjustment reflects change from market value to amortized cost.

Shares Outstanding	46,825,767	7,710,101	658,683	55,194,551

Standard Class Shares	35,290,122	7,710,101	658,683	43,658,906
Service Class Shares	11,535,645	—		11,535,645

Net Assets:

Standard Class Shares	$352,901,245	$83,687,939		$436,589,184
Service Class Shares	115,356,463	—		115,356,463

Net asset value per share:

Standard Class Shares	$10.00	$10.85		$10.00
Service Class Shares	$10.00			$10.00

See Pro Forma Notes to Financial Statements

Lincoln VIP Trust - Money Market Fund

PRO FORMA COMBINED

Statement of Operations

For the Twelve Months Ended June 30, 2006

(Unaudited)

			Pro Forma		Lincoln VIP Trust - Money Market Fund
	Lincoln VIP Trust - Money Market Fund	Jefferson Pilot Fund - Money Market Portfolio	Adjustments		Pro Forma Combined

Investment Income
Interest income	$17,578,725	$2,995,366	$—		$20,574,091

Expenses
Management fees	1,784,095	332,396	(117,765	)(A)	1,998,726
Distribution expenses - Service Class	207,392	—			207,392
Accounting and administration expenses	217,536	—	35,288	(A)	252,824
Reports and statements to shareholders	83,095	12,891	(33,969	)(B)	62,017
Professional fees	30,148	15,200	(13,473	)(B)	31,875
Trustees’ fees	8,282	5,603	(396	)(C)	13,489
Custodian fees	24,895	7,347			32,242
Other	18,328	12,806			31,134
	2,373,771	386,243	(130,315)		2,629,699
Less expense paid indirectly	(4,109)	—			(4,109)
Total expenses	2,369,662	386,243	(130,315)		2,625,590

Net Investment Income	15,209,063	2,609,123	130,315		17,948,501

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on investments	22	(292)	—		(270)
Change in unrealized appreciation/(depreciation) of investments	—	1,905	(1,905	)(D)	—
Net Realized and Unrealized Gain/(Loss) on Investments	22	1,613	(1,905)		(270)

Change in Net Assets Resulting from Operations	$15,209,085	$2,610,736	$128,410		$17,948,231

(A) Based on contract in effect for the surviving Fund.

(B) Decrease to reflect estimated expense levels of the combined Fund.

(C) Based on Trustee compensation for the surviving Fund.

(D) Adjustment to amortized cost.

See Pro Forma Notes to Financial Statements

Lincoln Variable Insurance Products Trust – Money Market Fund

Proforma Notes to Financial Statements

June 30, 2006

(Unaudited)

Lincoln Variable Insurance Products Trust (the “Trust”) is organized as a Delaware statutory trust. These financial statements and the related notes pertain to the Money Market Fund (the “Fund”).  The Trust is an open-end investment company.  The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee.  The Trust’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and its affiliates (collectively, the “Companies”) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to maximize current income while providing stability of net asset value and preservation of capital.

1.  Basis of Pro forma Presentation

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of Jefferson Pilot Variable Fund, Inc.  Money Market Portfolio (“JPVF Money Market Portfolio”) by the Money Market Fund.  The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of JPVF Money Market Portfolio by the Money Market Fund had taken place as of July 1, 2005.

Under the terms of the Agreement and Plan of Reorganization, the combination of JPVF Money Market Portfolio and Money Market Fund will be accounted for by a method of accounting for tax-free mergers of investment companies.  The acquisition would be accomplished by an acquisition (the “Transaction”) of the net assets of JPVF Money Market Portfolio in exchange for shares of the Money Market Fund at net asset value.  The statement of assets and liabilities and the related statement of operations of JPVF Money Market Portfolio and Money Market Fund have been combined as of and for the twelve months ended June 30, 2006.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of JPVF Money Market Portfolio and Money Market Fund included in their annual reports dated December 31, 2005 and semi-annual reports dated June 30, 2006.

2. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation: Securities are valued at amortized cost, which approximates market value.

Federal Income Taxes: The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders.  Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Other: Expenses common to all series within the Trust are allocated amongst the series based on average net assets of each series in the Trust. Expenses exclusive to a specific series within the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes.  Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.  Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends daily and declares and pays distributions from net realized gain on investments, if any, annually.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees.  The expense paid under the above arrangement is included under custodian fees on the Statement of Operations with the expense offset shown as “expense paid indirectly.”

3. Management Fees and Other Transactions With Affiliates

Delaware Management Company (DMC) is responsible for overall management of the Fund’s investment portfolio and provides certain administrative services to the Fund. DMC is a series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission as an investment adviser. DMBT is an indirect wholly-owned subsidiary of Lincoln National Corporation (LNC). For its services, DMC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund, 0.40% of the next $200 million, and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting services and other administration support to the Fund.  For these services, the Fund pays DSC a monthly fee based on average net assets, subject to certain minimums.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of DMC, provides various administrative services necessary for the operation of the Fund. For these services, plus the cost of certain support services, such as legal and corporate secretary services, the Fund pays Lincoln Life an annual fee allocated amongst the series based on average net assets of each series in the Trust.

Pursuant to the distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (the “Plan Fee”) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne.  The Trust entered into a distribution agreement with the Companies whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares.  The Plan Fee may be adjusted by the Trust’s Board of Trustees. No distribution expenses are paid by Standard Class shares.

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund.  The compensation of unaffiliated trustees is borne by the Fund.

4. Credit Risk

The Fund had investments in securities issued by banks, including foreign banks, foreign branches of domestic banks, and other financial institutions representing 89% of net assets at June 30, 2006.  The ability of these entities to meet their obligations may be affected by economic conditions related to the industry.

5. Line of Credit

The Fund, along with certain other series in the Trust (the “Participants”), participates in a $50,000,000 Credit Agreement to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated among the Participants in accordance with the agreement. The Fund may borrow up to 33 1/3% of its total assets (including the amount borrowed). The Fund had no amount outstanding at June 30, 2006, or at any time during the period.

6. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.